Registration No. 811-02120
                                                        Registration No. 2-38414

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
                     Post-Effective Amendment No.   93                       [X]
                                                 ----------
                                     and/or
 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
                                    Amendment No.   93                       [X]
                                                 ----------

                        (Check appropriate box or boxes)

                              SECURITY INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3000

                                                      Copies To:

Richard M. Goldman, President                         Amy J. Lee, Secretary
Security Income Fund                                  Security Income Fund
One Security Benefit Place                            One Security Benefit Place
Topeka, KS 66636-0001                                 Topeka, KS 66636-0001
(Name and address of Agent for Service)

Approximate date of proposed public offering: May 1, 2010

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                    RYDEX | SGI FUNDS PROSPECTUS

                                                 Class A, B, C and Institutional
                                                                     May 1, 2010

                                   [GRAPHIC]

                                         RYDEX | SGI U.S. INTERMEDIATE BOND FUND
                         Class A - SIUSX     Class B - SUGBX     Class C - SDICX

                                                     RYDEX | SGI HIGH YIELD FUND
                         Class A - SIHAX     Class B - SIHBX     Class C - SIHSX
                                                     Institutional Class - SHYIX

                                                                [RYDEX SGI LOGO]
                                                               www.rydex-sgi.com

--------------------------------------------------------------------------------
The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                                        RYDEX DISTRIBUTORS, INC.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


FUND SUMMARIES............................................................    3
   Rydex | SGI U.S. Intermediate Bond Fund................................    3
   Rydex | SGI High Yield Fund............................................    7

ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND STRATEGIES ....   12

DESCRIPTIONS OF PRINCIPAL RISKS...........................................   12

PORTFOLIO HOLDINGS........................................................   18

INVESTMENT MANAGER........................................................   18
   Management Fees........................................................   18
   Portfolio Managers.....................................................   19

BUYING SHARES.............................................................   20
   Customer Identification and Verification...............................   20
   Market Timing/Short-Term Trading.......................................   21
   Class A Shares.........................................................   22
   Class A Distribution Plan..............................................   25
   Class B Shares.........................................................   25
   Class B Distribution Plan..............................................   25
   Class C Shares.........................................................   26
   Class C Distribution Plan..............................................   26
   Institutional Class Shares.............................................   26
   Minimum Account Balance................................................   27
   Waiver of Deferred Sales Charge........................................   27
   Revenue Sharing Payments...............................................   27

SELLING SHARES............................................................   28
   By Mail................................................................   28
   By Telephone...........................................................   29
   By Broker..............................................................   29
   Payment of Redemption Proceeds.........................................   29

DIVIDENDS AND TAXES.......................................................   29
   Tax on Distributions...................................................   30
   Taxes on Sales or Exchanges............................................   30
   Backup Withholding.....................................................   30
   Foreign Shareholders...................................................   31

DETERMINATION OF NET ASSET VALUE..........................................   31

SHAREHOLDER SERVICES......................................................   32
   Accumulation Plan......................................................   32
   Systematic Withdrawal Program..........................................   32
   Exchange Privilege.....................................................   32
   Retirement Plans.......................................................   33

GENERAL INFORMATION.......................................................   34
   Shareholder Inquiries..................................................   34

FINANCIAL HIGHLIGHTS......................................................   34

FUND SUMMARIES
--------------------------------------------------------------------------------
RYDEX | SGI U.S. INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE -- The U.S. Intermediate Bond Fund seeks to provide current income.


FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Rydex | SGI Funds. More information about these and other discounts is available from your financial professional and in the "Buying Shares--Class A Shares" section on page 24 of the Fund's prospectus and the "How to Purchase Shares" section on page 34 of the Fund's statement of additional information.


      SHAREHOLDER FEES (fees paid directly from your investment)

---------------------------------------------------------------------------------------------------------------
                                                                             CLASS A      CLASS B      CLASS C
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                       Closed to new
   (as a percentage of offering price)                                         4.75%   subscriptions     None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
   price or redemption proceeds, whichever is lower)                           None          5%             1%
---------------------------------------------------------------------------------------------------------------


      ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

------------------------------------------------------------------------------------------
                                                        CLASS A      CLASS B      CLASS C
------------------------------------------------------------------------------------------
Management fees                                           0.50%        0.50%        0.50%
------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                     0.25%        1.00%        1.00%
------------------------------------------------------------------------------------------
Other expenses                                            0.56%        0.56%        0.55%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.31%        2.06%        2.05%
------------------------------------------------------------------------------------------
Fee waiver (and/or expense reimbursement)(1)             -0.31%       -0.31%       -0.30%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
   (AND/OR EXPENSE REIMBURSEMENT)                         1.00%        1.75%        1.75%
------------------------------------------------------------------------------------------

(1) The Investment Manager has contractually agreed through April 30, 2011 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of a Fund to an indicated annual percentage of average daily net assets for each class of shares. The Fund may have "Total annual fund operating expenses after fee waiver" greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights), and it can be terminated by the Fund's Board of Directors, subject to the recoupment rights of the Investment Manager.


      EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your cost would be:

                CLASS      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------------------------------------------------
                A          $  572   $   841   $ 1,131   $  1,953
                ------------------------------------------------
                B             678       916     1,280      2,365
                ------------------------------------------------
                C             278       614     1,076      2,355
                ------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                CLASS      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------------------------------------------------
                A          $  572   $   841   $ 1,131   $  1,953
                ------------------------------------------------
                B             178       616     1,080      2,365
                ------------------------------------------------
                C             178       614     1,076      2,355
                ------------------------------------------------

      PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC (the "Investment Manager") to be of comparable quality). Such fixed-income securities may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. The Investment Manager will attempt to maintain a dollar-weighted average duration of 3 to 4.5 years in managing the Fund's portfolio. While the Fund will invest primarily in domestic fixed-income securities, it also may invest in dollar-denominated fixed-income securities issued by foreign issuers. Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities that are not investment grade (also known as "high yield/high risk securities" or "junk bonds") or securities that include limitations on resale ("restricted securities"). Further, the Fund may enter into derivative instruments such as futures contracts, options on futures contracts, options on securities, and credit derivative instruments for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing, purchasing or selling securities.

      The Investment Manager uses a combination of a qualitative top-down approach in reviewing growth trends based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting asset classes and securities. The Investment Manager analyzes broad economic growth trends in the selection of duration weighting and construction and then uses credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as global market conditions.

      To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

      The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed or there is a change in fundamentals; (3) if it believes diversification of the Fund is compromised due to mergers or acquisitions; or
(4) to meet redemption requests, among other reasons.

      Under adverse market conditions, the Fund can make temporary defensive investments and may not be able to pursue its objective.

PRINCIPAL RISKS -- The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

      CREDIT DERIVATIVE TRANSACTIONS RISK. Credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to credit risk and may be difficult to sell. In addition, credit default swap transactions may involve greater risks than if a Fund had invested in the reference obligation directly.


      CREDIT RISK. The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

      FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

      HIGH YIELD SECURITIES RISK. Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

      INTEREST RATE RISK. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund's securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

      MARKET RISK. The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

      MORTGAGE-BACKED SECURITIES RISK. Investors in mortgage-backed securities receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

      OPTIONS AND FUTURES RISK. Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.

      PREPAYMENT RISK. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

      RESTRICTED SECURITIES RISK. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Fund.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling 1-800-888-2461.

      The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
       9.7%   7.3%   9.0%   2.7%   3.4%   1.5%   3.6%   2.4%  -11.3% 10.6%

HIGHEST QUARTER RETURN
3Q 2009           4.63%

LOWEST QUARTER RETURN
4Q 2008         -6.90%

      After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

  AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

------------------------------------------------------------------------------------------------
                                                                 1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------
   Return before taxes                                             5.33%     0.13%      3.21%
------------------------------------------------------------------------------------------------
   Return after taxes on distributions                             4.16%    -1.38%      1.44%
------------------------------------------------------------------------------------------------
   Return after taxes on distributions and sale of fund
     shares                                                        3.43%    -0.75%      1.68%
------------------------------------------------------------------------------------------------
CLASS B                                                            4.87%     0.03%      3.10%
------------------------------------------------------------------------------------------------
CLASS C                                                            8.85%     0.41%      2.97%(1)
------------------------------------------------------------------------------------------------
INDEX                                                              5.24%     4.66%      5.93%
------------------------------------------------------------------------------------------------
   Barclays Capital Intermediate U.S. Government/Credit
   Index (reflects no deductions for fees, expenses, or
   taxes)
------------------------------------------------------------------------------------------------
   (1)   Since inception of May 1, 2000.
------------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUND --

      INVESTMENT MANAGER. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Fund.

      PORTFOLIO MANAGER. Daniel Portanova is primarily responsible for the day-to-day management of the Fund and holds the title "Portfolio Manager" with the Investment Manager. He has managed the Fund since November 2008.


PURCHASE AND SALE OF FUND SHARES -- You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with a Fund distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. Class B shares are closed to new subscriptions from either existing or new shareholders. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan).

TAX INFORMATION -- Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.


PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES -- If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

FUND SUMMARIES
--------------------------------------------------------------------------------
RYDEX | SGI HIGH YIELD FUND

INVESTMENT OBJECTIVE -- The High Yield Fund seeks high current income. Capital appreciation is a secondary objective.


FEES AND EXPENSES OF THE FUND -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Rydex | SGI Funds. More information about these and other discounts is available from your financial professional and in the "Buying Shares--Class A Shares" section on page 24 of the Fund's prospectus and the "How to Purchase Shares" section on page 34 of the Fund's statement of additional information.


      SHAREHOLDER FEES (fees paid directly from your investment)

-------------------------------------------------------------------------------------------------------------
                                                                                                INSTITUTIONAL
                                                            CLASS A      CLASS B      CLASS C       CLASS
-------------------------------------------------------------------------------------------------------------
                                                                      Closed to new
Maximum Sales Charge (Load) Imposed on Purchases                      subscriptions
(as a percentage of offering price)                           4.75%                    None          None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds,
whichever is lower)                                           None          5%          1%           None
-------------------------------------------------------------------------------------------------------------


      ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-------------------------------------------------------------------------------------------------------------
                                                                                                INSTITUTIONAL
                                                                  CLASS A   CLASS B   CLASS C       CLASS
-------------------------------------------------------------------------------------------------------------
Management fees                                                     0.60%     0.60%     0.60%        0.60%
-------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                               0.25%     1.00%     1.00%         None
-------------------------------------------------------------------------------------------------------------
Other expenses                                                      0.56%     0.59%     0.59%        0.56%
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.41%     2.19%     2.19%        1.16%
-------------------------------------------------------------------------------------------------------------
Fee waiver (and/or expense reimbursement)(1)                       -0.25%    -0.28%    -0.28%       -0.25%
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
(AND/OR EXPENSE REIMBURSEMENT)                                      1.16%     1.91%     1.91%        0.91%
-------------------------------------------------------------------------------------------------------------

(1) The Investment Manager has contractually agreed through April 30, 2011 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of a Fund to an indicated annual percentage of average daily net assets for each class of shares. The Fund may have "Total annual fund operating expenses after fee waiver" greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund's Board of Directors, subject to the recoupment rights of the Investment Manager.


      EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your cost would be:

             CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
          --------------------------------------------------------
             A               $  588   $   877   $ 1,187   $  2,065
          --------------------------------------------------------
             B                  694       958     1,349      2,502
          --------------------------------------------------------
             C                  294       658     1,149      2,502
          --------------------------------------------------------
          Institutional          93       344       614      1,387
          --------------------------------------------------------

          --------------------------------------------------------
          You would pay the following expenses if you did not
          redeem your shares:
          --------------------------------------------------------
             CLASS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
          --------------------------------------------------------
             A               $  588   $   877   $ 1,187   $  2,065
          --------------------------------------------------------
             B                  194       658     1,149      2,502
          --------------------------------------------------------
             C                  194       658     1,149      2,502
          --------------------------------------------------------
          Institutional          93       344       614      1,387
          --------------------------------------------------------

      PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC (the "Investment Manager") to be of comparable quality (also known as "junk bonds"). These debt securities may include, without limitation: corporate bonds and notes, convertible securities, mortgage-backed and asset-backed securities, and senior secured floating rate corporate loans ("Senior Loans"). The Fund also may invest in a variety of investment vehicles that seek to track the performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar-denominated foreign securities. The Fund's average dollar-weighted maturity is generally expected to be between 3 and 15 years.

      The Fund may purchase and sell options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to enhance income, or as a substitute for purchasing or selling securities. The Fund may also invest in restricted securities. In addition, the Fund may invest in other types of debt securities and credit derivative instruments; enter into interest rate, total return, credit default, and index swaps and related cap, floor and collar transactions; purchase and sell securities on a when issued, forward commitment or delayed delivery basis; and invest in credit derivative instruments for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing, purchasing or selling securities. The Fund may also engage in borrowing.

      The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and global market conditions.

      To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager looks for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Fund's holdings among securities and asset classes.

      The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests, among other reasons.

      Under adverse market conditions, the Fund can make temporary defensive investments and may not be able to pursue its objective.

PRINCIPAL RISKS -- The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

      CONVERTIBLE SECURITIES RISK. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

      CREDIT DERIVATIVE TRANSACTIONS RISK. Credit derivative instruments may involved special risks because they are difficult to value and typically are highly susceptible to credit risk and may be difficult to sell. In addition, credit default swap transactions may involve greater risks than if a Fund had invested in the reference obligation directly.

      CREDIT RISK. The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

      DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

      EQUITY SECURITIES RISK. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.


      FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

      HIGH YIELD SECURITIES RISK. Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

      INTEREST RATE RISK. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund's securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

      INVESTMENT IN INVESTMENT VEHICLES RISK. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the expenses of the underlying vehicles' expenses.

      LEVERAGE RISK. The Fund's use of leverage may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

      MORTGAGE-BACKED SECURITIES RISK. Investors in mortgage-backed securities receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.


      OPTIONS AND FUTURES RISK. Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.


      PREPAYMENT RISK. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

      RESTRICTED SECURITIES RISK. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Fund.


      SENIOR LOANS RISK. Senior loans are subject to the risk that scheduled interest or principal payments will not be paid, and therefore, a Fund investing in senior loans may not receive payments it is entitled to. In addition, a Fund investing in Senior Loans may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting the senior loan, which could negatively affect the Fund's performance.


      SPECIAL SITUATIONS/SECURITIES IN DEFAULT RISK. Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its "par" or full value because the investments are highly speculative with respect to the issuer's ability to make interest payments and/or to pay its principal obligations in full.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling 1-800-888-2461.

      The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  2000    2001    2002    2003    2004    2005    2006    2007   2008     2009
 -----    ----   -----   -----   -----    ----   -----    ----  ------   -----
 -3.0%    4.9%   -1.7%   21.7%   11.0%    3.3%   10.3%    1.8%  -31.1%   70.5%

HIGHEST QUARTER RETURN
2Q 2009             32.56%

LOWEST QUARTER RETURN
4Q 2008            -22.27%

      After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B, C and Institutional Class will vary.

      AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

------------------------------------------------------------------------------------------------------
                                                                       1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------
   Return before taxes                                                  62.51%     5.36%      5.78%
------------------------------------------------------------------------------------------------------
   Return after taxes on distributions                                  57.80%     2.74%      3.00%
------------------------------------------------------------------------------------------------------
   Return after taxes on distributions and sale of fund shares          39.98%     2.95%      3.15%
------------------------------------------------------------------------------------------------------
CLASS B                                                                 66.07%     5.96%      5.76%
------------------------------------------------------------------------------------------------------
CLASS C                                                                 69.42%     5.62%      5.98%(1)
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                                     71.18%       n/a     14.19%(2)
------------------------------------------------------------------------------------------------------
INDEX                                                                   58.21%     6.46%      6.71%
------------------------------------------------------------------------------------------------------
   Barclays Capital Corporate High Yield Index
   (reflects no deductions for fees, expenses, or taxes)
------------------------------------------------------------------------------------------------------
   (1)   Since inception of May 1, 2000.

   (2)   Since inception of July 11, 2008.
------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUND --

      INVESTMENT MANAGER. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Fund.

      PORTFOLIO MANAGER. David Toussaint is primarily responsible for the day-to-day management of the Fund and holds the title "Portfolio Manager" with the Investment Manager. He has managed the Fund since April 2000.


PURCHASE AND SALE OF FUND SHARES -- You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with a Fund distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. Class B shares are closed to new subscriptions from either existing or new shareholders. For Class A and C shares, the minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). For Institutional Class shares, the minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Institutional share class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

TAX INFORMATION -- Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.


PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES -- If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION REGARDING
INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

      The Board of Directors may change the Funds' investment objectives and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.


      Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, each Fund may invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities or repurchase agreements. Although a Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective at that time, and it could reduce the benefit to the Fund from any upswing in the market.

      The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. Percentage limitations are set forth in this Prospectus and/or the statement of additional information. While the percentage limitations provide a useful level of detail about the Funds' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund's other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities they believe will help a Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund.

      The Funds are subject to certain investment policy limitations referred to as "fundamental policies." The full text of each Fund's fundamental policies is included in the statement of additional information.

DESCRIPTIONS OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
      Additional information on the principal risks of the Funds is described below. Not all of the risks apply to each Fund. A list of the main risks that apply to a particular Fund can be found under the "Principal Risks" heading for that Fund. However, the fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains. In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.


      In addition, investors should note that, to the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.


CONVERTIBLE SECURITIES RISK -- Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund's ability to achieve its investment objective.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. This risk may be especially acute with respect to high yield securities (i.e., "junk bonds"). Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for a Fund to sell. Any applicable limitation on the credit quality of a security in which a Fund may invest is applied at the time the Fund purchases the security.

      Credit quality is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A of the statement of additional information for a more complete discussion of the meaning of the different credit quality ratings. Investment grade securities are fixed-income securities that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default), or which, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade securities are designated BBB, A, AA or AAA by Standard & Poor's Ratings Group and Fitch Investors Service, Inc. and Baa, A, Aa or Aaa by Moody's Investors Service, or have been determined by the Investment Manager to be of comparable quality.


      The Senior Loans and corporate debt securities in which High Yield Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.


CREDIT DERIVATIVE TRANSACTIONS RISK -- The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments, such as credit-linked notes. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

      The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.

      In addition to market risks applicable to derivatives generally, credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to liquidity and credit risk. These risks include (without limitation) the risk that a seller may fail to satisfy its payment obligations in the event of default, the risk that a swap may expire worthless and will generate income only in the event of default, lack of availability, illiquidity, and mispricing or improper valuation. A Fund may lose the entire amount of its investment in credit derivative instruments.

      If a Fund is a buyer of a credit default swap and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. Credit default swap transactions and similar transactions may involve greater risks than if a Fund had invested in the reference obligation directly.

DERIVATIVES RISK -- Derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the derivative, imperfect correlation with underlying investments or the Fund's other portfolio holdings, lack of availability, counterparty risks, valuation risks and legal restrictions. In addition, when a Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Fund had not sold an option on the underlying security. There is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. There is also the risk that a Fund could lose more than the amount the Fund invested in the derivatives. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions.

EQUITY SECURITIES RISK -- Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

      A Fund's investment in securities offered through initial public offerings
(IPOs) may have a magnified performance impact, either positive or negative, on a Fund and particularly those with a small asset base. There is no guarantee that as a Fund's assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Fund's investments in IPOs may make it subject to more erratic price movements than the overall equity market.

FOREIGN SECURITIES RISK -- Investing in foreign investments, including investing in foreign securities through ADRs, involve certain special risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These risks may even be higher in underdeveloped markets. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.


      Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds.


HIGH YIELD SECURITIES RISK -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service or have been determined by the Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds. High Yield Fund may be particularly susceptible to the risks of high yield securities.

INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of a Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more a Fund's share price will fluctuate in response to interest rate changes. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Investors should note that interest rates currently are at, or near, historic lows.


      Securities with floating interest rates, such as Senior Loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

INVESTMENT IN INVESTMENT VEHICLES RISK -- Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, including mutual funds, or other investment vehicles, including exchange traded funds ("ETFs"). Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500, but a Fund may invest in other index-based investments designed to track other indexes or market sectors. To the extent a Fund invests in other investment companies or vehicles, the Fund and its shareholders will incur its pro rata share of the underlying investment companies' or vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. A Fund may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.


LEVERAGE RISK -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Fund segregates or earmarks liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

      The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

MARKET RISK -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose a Fund to greater market risk, possibly resulting in greater liquidity risk. Market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund's ability to pursue its investment objective and the Fund's performance.


MORTGAGE-BACKED SECURITIES RISK -- The Funds may invest in mortgage-backed securities, other types of asset-backed securities and structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. A Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds backs these bonds and provides the interest and principal payments to investors. Some mortgage-backed securities and SIVs may be leveraged or have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.


      Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations--familiarly called "Ginnie Mae," "Fannie Mae" and "Freddie Mac."


      The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return or defaults. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks.

OPTIONS AND FUTURES RISK -- A Fund may use options and futures to hedge its portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices may sometimes reduce returns or increase volatility. These practices also entail transactional expenses.

      The Funds may also purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund's custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Funds may sell or write call and put options on securities and financial indices. Futures contracts and options may not always be successful investments; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss can exceed the Fund's initial investment in such contracts.


PREPAYMENT RISK -- The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

      Most floating rate loans (such as Senior Loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

RESTRICTED SECURITIES RISK -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to a Fund's limitation on illiquid securities.

      Restricted securities (including Rule 144A securities, defined below) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System ("Rule 144A Securities").

      Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

SENIOR LOANS RISK -- Senior Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities. Senior Loans are usually issued in connection with a restructuring (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Senior Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

      Senior Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated Senior Loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher-rated Senior Loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares of a Fund investing in such investments also would decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. The Senior Loans in which High Yield Fund generally invests are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

      IMPAIRMENT OF COLLATERAL. Senior Loans in which High Yield Fund invests generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a Senior Loan may not be fully collateralized and can decline significantly in value. As a result, a Fund might not receive payments to which it is entitled.

      LIMITED LIQUIDITY. Although the resale, or secondary, market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank re-sale market. Senior Loans usually trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the Senior Loans in which the Fund invests will be relatively illiquid. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede a Fund's ability to sell Senior Loans and may adversely affect the price that can be obtained. A Fund may have difficulty disposing of Senior Loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause a Fund to sell securities at lower prices than it otherwise would consider to meet cash needs, or may cause a Fund to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance.

      High Yield Fund values its assets daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value Senior Loans. Market quotations may not be readily available for some Senior Loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

      Although the volume of Senior Loans issued and traded has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Funds by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by a Fund, the availability of Senior Loans acquired in the primary market or increase the price of Senior Loans in the secondary market.


      The High Yield Fund may be in possession of material non-public information about a borrower as a result of its ownership of a Senior Loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of non-public information, the High Yield Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.


SPECIAL SITUATION INVESTMENTS/SECURITIES IN DEFAULT RISK -- Investing in Special Situation Investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.


PORTFOLIO HOLDINGS -- A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' statement of additional information and on their website at WWW.RYDEX-SGI.COM/PRODUCTS/MUTUAL-FUNDS/INFO/HOLDINGS.RAILS?CUSIP=814291878
(High Yield Fund) and
WWW.RYDEX-SGI.COM/PRODUCTS/MUTUAL-FUNDS/INFO/HOLDINGS.RAILS?CUSIP=814291209
(U.S. Intermediate Bond Fund). In addition, investors should note that the Funds publish a complete list of their month-end portfolio holdings on their website generally within one to two business days after the end of each calendar month. Such information will remain online for four months, or as otherwise required by law.

INVESTMENT MANAGER
--------------------------------------------------------------------------------

      Security Investors, LLC (the "Investment Manager"), 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, is the Funds' investment manager. On December 31, 2009, the aggregate assets under the investment management of the Investment Manager were approximately $4.43 billion. The Investment Manager makes investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program.

MANAGEMENT FEES -- The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year, except as otherwise indicated.

      For each Fund's most recent fiscal year, each Fund paid management fees to the Investment Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund):

--------------------------------------------------------------------------------
MANAGEMENT FEES (NET OF WAIVERS) (expressed as a percentage of average net assets)
--------------------------------------------------------------------------------
U.S. Intermediate Bond Fund                                        0.50%
--------------------------------------------------------------------------------
High Yield Fund                                                    0.60%
--------------------------------------------------------------------------------

      Additionally, as noted in the "Fund Summary" section for the Funds, the Investment Manager has contractually agreed through April 30, 2011 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of a Fund to an indicated annual percentage of average daily net assets for each class of shares. A Fund with a contractual fee waiver may have "Total annual fund operating expenses after fee waiver" greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The Investment Manager may only receive such reimbursement when the operating expenses for a Fund subject to a contractual fee limitation are less than the amount specified in the contract. The agreement will expire when it reaches its termination, when the investment adviser ceases to serve as such (subject to recoupment rights) or it may be terminated by the Funds' Board of Directors.


      A discussion regarding the basis for the Board of Directors approving any investment advisory contract on behalf of each of the Funds is available in the Funds' annual report for the fiscal year ended December 31, 2009.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

U.S. INTERMEDIATE BOND FUND

      DANIEL W. PORTANOVA, Portfolio Manager of the Investment Manager, has managed U.S. Intermediate Bond Fund since November 2008. Prior to joining the Investment Manager in 2008, he was a Managing Director of Nationwide Separate Accounts LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA"). From 1995 to 2003, he served as Director, Senior Vice President and Treasurer of Groupama Asset Management NA. From 1993 to 1995, Mr. Portanova was a Managing Director at General Reinsurance Asset Management. From 1989 to 1993, Mr. Portanova was a taxable fixed income portfolio manager for General Reinsurance. Mr. Portanova also worked at Smith Barney, Harris, Upham Inc. from 1984 to 1989 as an Institutional Corporate Bond Trader. Mr. Portanova earned a Bachelor of Arts degree in Economics from Boston College and an MBA from Duke University's Fuqua School of Business.

HIGH YIELD FUND

      DAVID G. TOUSSAINT, Portfolio Manager of the Investment Manager, has managed High Yield Fund since April 2000. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group since 1993. Mr. Toussaint earned a Bachelor of Arts degree in Economics from the University of Illinois, a Masters of Science degree in Accountancy from DePaul University and an MBA from the University of Chicago. Mr. Toussaint is a Chartered Financial Analyst charterholder and holds a CPA certificate.

      The Funds' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

SUB-ADVISERS
--------------------------------------------------------------------------------

      Although the U.S. Intermediate Bond Fund and the High Yield Fund are not currently sub-advised, the Investment Manager and the Funds have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds' Board of Directors, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to a Fund that uses a sub-adviser:

      o performing initial due diligence on prospective sub-advisers for the Funds

      o     monitoring the performance of the sub-advisers

      o     communicating performance expectations to the sub-advisers

      o ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

      The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

      The Investment Manager currently has not engaged sub-advisers, although it may do so in the future.

BUYING SHARES
--------------------------------------------------------------------------------

      Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Rydex Distributors, Inc. or with the Investment Manager, who serves as the Funds' transfer agent ("authorized financial intermediaries"). Institutional Class shares of High Yield Fund are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, certain fund of funds, and corporations. Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Fund's transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. Authorized financial intermediaries may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under the section titled "Class A Shares." Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.

      There are two different ways to buy shares of U.S. Intermediate Bond Fund--Class A shares and Class C shares. There are three different ways to buy shares of High Yield Fund--Class A shares, Class C shares and Institutional Class shares. Class B shares are closed to new subscriptions from either new or existing shareholders. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares in whole or in part.


      The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders in good order, by mail and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as traveler's checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashier's checks, or bank checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.


      The Funds no longer issue certificates; all Fund shares are issued in non-certificate form.

CUSTOMER IDENTIFICATION AND VERIFICATION -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

      What this means for you: The Fund must obtain the following information for each person/entity that opens an account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

      You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations, plans and other entities.

      Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you bear the risk of any loss.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing, for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities, and increased portfolio turnover may result in adverse tax consequences, such as short-term capital gains (taxed as ordinary income to investors). Excessive purchases, redemptions or exchanges of a Fund's shares can disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

      The Board of Directors has adopted policies and procedures against market timing, and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same authorized financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are deemed not accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.

      The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures or may rely on the policies and procedures of such financial intermediaries. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:

      o     the total dollar amount being transferred;

      o     the number of transfers made within the previous 12 months;

      o     transfers to and from (or from and to) the same Fund;

      o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

      o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

      If it is determined that a shareholder's transfer patterns among a Fund and others are disruptive or potentially disadvantageous to other shareholders, the Fund will send the shareholder a letter notifying the shareholder that the Fund is prohibiting the shareholder from making any additional purchases for a 90-day period that begins on the date of the letter. This restriction will be applied after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer (1) from a Fund followed by a transfer to the Fund or (2) to a Fund followed by a transfer from the Fund. For the Security High Yield Fund and the Security U.S. Intermediate Bond Fund only, the restriction on "round trip transfers" is waived for, and no restrictions are applied to, transfers, purchases and redemptions of a Fund by certain "funds of funds" within the Funds' group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures of such funds of funds are consistent with the Funds' objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.

      In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

      Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds' or an authorized financial intermediary's or a fund of funds' ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds, the authorized financial intermediaries, nor the funds of funds that invest in the Funds that sell the Funds' shares can guarantee that the policies and procedures will detect every potential market timer. The Funds apply the policies and procedures adopted by the Boards of Directors consistently to all investors without special arrangement, waiver, or exception (except with respect to certain funds of funds within the Funds' group of investment companies as discussed above).

      Because the Funds cannot guarantee that all harmful trading activity will be detected and because the cooperation of authorized financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds, a financial intermediary, or a fund of funds implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's NAV next calculated after the order is received in good order and accepted by the Funds or an authorized financial intermediary, plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally calculated as of the close of trading on each day the New York Stock Exchange ("NYSE") is open (usually 4:00 p.m. Eastern Standard Time).

---------------------------------------------------------------------------
                                                 SALES CHARGE
                                    ---------------------------------------
                                     AS A PERCENTAGE    AS A PERCENTAGE OF
AMOUNT OF ORDER (OFFERING PRICE)    OF OFFERING PRICE   NET AMOUNT INVESTED
---------------------------------------------------------------------------
Less than $50,000                          4.75%              4.99%
---------------------------------------------------------------------------
$50,000 to $99,999                         3.75%              3.90%
---------------------------------------------------------------------------
$100,000 to $249,999                       2.75%              2.83%
---------------------------------------------------------------------------
$250,000 to $999,999                       1.75%              1.78%
---------------------------------------------------------------------------
$1,000,000 or more*                         None               None
---------------------------------------------------------------------------

* Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

--------------------------------------------------------------------------------

      As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Funds also make available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of a Fund may be purchased without a sales charge by certain funds of funds within the Funds' group of investment companies or when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

      The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions and must provide enough information to substantiate the claim. If an investor purchases Class A shares through an authorized financial intermediary, the investor must inform such intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other authorized financial intermediaries.

      Initial sales charges may also be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Rydex | SGI Funds (as defined on page 40).

      For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, (i) the amount purchased is measured with respect to the offering price of the shares, and (ii) the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

      RIGHTS OF ACCUMULATION. To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine the current value of all its holdings of Class A shares of the Rydex | SGI Funds (including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front-end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

      Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds and Class A shares of other Rydex | SGI Funds in those states where shares of the Fund being purchased are qualified for sale.

      STATEMENT OF INTENTION. A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds and other Rydex | SGI Funds. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

      A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

      REINSTATEMENT PRIVILEGE. Shareholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Rydex | SGI Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Rydex | SGI Funds, as appropriate.

      PURCHASES AT NET ASSET VALUE. Class A shares of the Funds may be purchased at net asset value by (1) directors and officers of the Funds or other mutual funds managed by the Investment Manager or one or more of its affiliates; directors, officers and employees of the Funds' Investment Manager or Distributor and their affiliates; directors, officers and employees of Security Benefit Life Insurance Company; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

      Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker/dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Rydex | SGI Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Rydex | SGI Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Rydex | SGI Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

      The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Funds that the Purchaser has, directly with the Funds, or through other accounts with broker/dealers or financial intermediaries.

      Please see the statement of additional information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit our website at www.rydex-sgi.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, which will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Funds' sales loads and breakpoint discounts.

CLASS A DISTRIBUTION PLAN - The Funds have adopted a Class A Distribution Plan pursuant to Rule 12b-1 that allows each of the Funds to pay certain fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares (including past sales) and services provided to shareholders. The distribution and service fee is equal to 0.25% on an annual basis of the average daily net assets of the Funds' Class A shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES - Effective January 4, 2010, Class B shares were closed to new subscriptions for either existing or new shareholders. Automatic investments made after the closing of Class B shares will be re-directed to Class A shares, subject to any applicable sales charges and pricing breakpoints. Existing shareholders of Class B shares may continue to hold their Class B shares and exchange their Class B shares into other Class B shares of other Rydex | SGI Funds until the shares are redeemed or automatically rolled into Class A shares (after 8 years). Class B shares will continue to be subject to distribution and service (12b-1) fees of 1.00% of average daily net assets.

      Shareholders who have chosen to reinvest their Class B shares' dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares ("reinvestment shares"), and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived.

      Class B shares will continue to be subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or 26 the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

      The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

             ------------------------------------------------------
             NUMBER OF YEARS SINCE PURCHASE   DEFERRED SALES CHARGE
             ------------------------------------------------------
                           1                           5%
             ------------------------------------------------------
                           2                           4%
             ------------------------------------------------------
                           3                           3%
             ------------------------------------------------------
                           4                           3%
             ------------------------------------------------------
                           5                           2%
             ------------------------------------------------------
                       6 and more                      0%
             ------------------------------------------------------

      The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS B DISTRIBUTION PLAN -- The Funds have adopted a Class B Distribution Plan that allows each of the Funds to pay certain fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares (including past sales) and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class B shares. Because the distribution fees are paid out of the respective Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.


      For High Yield Fund, effective December 1, 2006, Class B shares of the Funds ceased charging 12b-1 fees in accordance with the Financial Industry Regulatory Authority ("FINRA") (formerly the NASD) rules, although it is possible that such fees may be charged in the future. As a result of this 12b-1 fee cap the total annual fund operating expenses attributable to Class B shares for the fiscal year were 1.19%.


      Class B shares automatically convert on a tax-free basis to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution and service fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Standard Time).

      Class C shares are subject to a deferred sales charge unless redeemed within one year from the date of purchase. In such event, Class C shares are subject to a 1.00% sales charge. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS C DISTRIBUTION PLAN -- The Funds have adopted a Class C Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds' Class C shares. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.


INSTITUTIONAL CLASS SHARES -- Institutional Class shares of High Yield Fund are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and certain funds of funds. Institutional Class shares may also be offered through authorized financial intermediaries that charge their customers transaction or other fees in connection with an investment in the Fund. The minimum initial investment is $2 million. Specific eligibility requirements that apply to these prospective investors include:


      o Employee benefit plan programs that have at least $25 million in plan assets.

      o Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

      o Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

      o     Internal Revenue Code Section 529 college savings plan accounts.

      o Funds of Funds advised by the Investment Manager, Security Global Investors, LLC, Rydex Investments, or their affiliates.

      o     Funds of Funds advised by unaffiliated investment advisers.

      o Institutions or individuals that invest the minimum initial investment amount in a Fund.

      THE FUND RESERVES THE RIGHT TO WAIVE THE MINIMUM INITIAL INVESTMENT AMOUNT OF $2 MILLION OR TO GRANT OTHER INVESTORS ELIGIBILITY TO INVEST IN THE SHARES OF THE FUND AT ITS DISCRETION.

      The Fund may be made available to other investors in the future.


      An order for Institutional Class shares will be priced at the Fund's NAV next calculated after receipt in good order by the Fund's transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of High Yield Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. Authorized financial intermediaries may charge fees in connection with an investment. Institutional Class shares of High Yield Fund purchased directly from the Fund are not assessed such additional charges.


      The authorized financial intermediaries can provide investors with detailed information on how to participate in a program, a plan or an account, elect the High Yield Fund Institutional Class shares as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a program, a plan or an account, participants should contact their financial intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the program/plan/account.

      Authorized financial intermediaries may provide some of the shareholder servicing and account maintenance services required by programs, plans or accounts and their participants, including transfers of registration, dividend payee charges and generation of confirmation statements and may arrange for administrators to provide other investment or administrative services. Financial service firms may charge programs, plans or accounts and participants transaction fees and/or other additional amounts for such services. Similarly, programs, plans or accounts may charge participants for certain expenses. These fees and additional amounts could reduce the return of investments in the Fund.

MINIMUM ACCOUNT BALANCE -- The Institutional Class of High Yield Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

      o Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

      o Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

      o In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code")

      o In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Code for:

            >     returns of excess contributions to the plan

            >     retirement of a participant in the plan

            > a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

            > financial hardship (as defined in regulations under the Code) of a participant in a plan

            >     termination of employment of a participant in a plan

            >     any other permissible withdrawal under the terms of the plan.

REVENUE SHARING PAYMENTS -- The Investment Manager, Distributor or their affiliates may, out of their own resources and at no additional cost to the Funds or shareholders, make payments to financial intermediaries

(including payments to affiliates of the Investment Manager or Distributor). Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense tables of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Funds or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the statement of additional information. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

SELLING SHARES
--------------------------------------------------------------------------------

      A shareholder may sell (or "redeem") shares at any time through his or her authorized financial intermediary or directly through the Funds' transfer agent. Investors who invest in the Funds through employee benefit plans, managed accounts, wrap programs, or 529 college savings plan accounts should refer to their plan/account/program documents for information on how to redeem shares of the Funds. Shares will be redeemed at the NAV next determined after the order is received in good order by the Funds' transfer agent or an authorized financial intermediary, less any applicable deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Standard Time). Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

      When redeeming recently purchased shares, if a Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days. The Funds have reserved the right to redeem in kind, which would result in a shareholder receiving redemption proceeds in liquid securities with a market value equal to the redemption price. A shareholder receiving an in kind redemption would be at risk that the value of the securities would decline in value prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred. For more information, please see the Funds' statement of additional information.

      Investors who invest in Institutional Class shares of High Yield Fund through employee benefit plans, managed accounts, wrap programs, or 529 college savings plan accounts should refer to their plan/account/program documents for information on how to redeem shares of the Fund.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

      o     The name and signature of the account owner(s)

      o     The name of the Fund

      o     The dollar amount or number of shares to sell

      o     Where to send the proceeds

      o     A signature guarantee if

            > The check will be mailed to a payee or address different than that of the account owner, or

            > The sale of shares is more than $25,000 (or $100,000 for High Yield Institutional Class shares).

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

      Mail your request to:

                             Security Investors, LLC
                             P.O. Box 750525
                             Topeka, KS 66675-0525

      Signature requirements vary based on the type of account you have:

      o INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

      o UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

      o SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

      o CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

      o TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

      o RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461 on weekdays (except holidays) between 8:00 a.m. and 7:00 p.m. Eastern Standard Time. The Funds require that requests for redemptions over $25,000 (or $100,000 for High Yield Fund Institutional Class shares) be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your authorized financial intermediary. Such intermediaries may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check. Redemption proceeds (less any redemption charge payable, if any) will be paid and sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder's request, send the redemption proceeds by express mail or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions.

      In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

      The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted, or the NYSE is closed for a reason other than a weekend or a holiday, or any emergency is deemed to exist by the Securities and Exchange Commission.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

      The Funds declare dividends from their investment income monthly. Each Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

      In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

      o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

      o Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

      o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

      o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

      The favorable tax treatment for qualified dividends and the lower rates on long-term capital gains are currently scheduled to expire after 2010.

      Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

      Your share of interest earned by a Fund from bonds and other debt securities will be taxed at ordinary income rates. A Fund has "short-term capital gains" when it sells assets within one year after buying it. Your share of a Fund's net short-term capital gains will also be taxed at ordinary income rates. A Fund has "long-term capital gains" when it sells assets that it has owned for more than one year. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

      The Funds will mail you information concerning the tax status of the distributions for each calendar year early the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

      If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

BACK-UP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2010) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Back-up withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.


FOREIGN SHAREHOLDERS -- Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the statement of additional information.

      You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the statement of additional information for additional tax information.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

      The NAV of each Fund is computed as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund's NAV may fluctuate on days when investors cannot purchase or redeem shares.

      Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

      Portfolio securities and other investments are generally valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

      When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

      Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of each Fund's portfolio holdings in the Fund's net asset value per share. There can be no assurance that a Fund would obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

      For further information about valuation of investments, see the statement of additional information.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

ACCUMULATION PLAN -- An investor may choose to invest in shares of one of the Funds (except Institutional Class shares of High Yield Fund) through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

      Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

      Investors may choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to three business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- (Not available for High Yield Fund Institutional Class shares.) Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate NAV of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at NAV. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

      A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year, and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" and "Class C Shares," as applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders of the Funds may exchange their shares for shares of another Fund or for shares of other Rydex | SGI Funds distributed by the Funds' Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund's right to reject any order to purchase shares.

      Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of Funds distributed by the Funds' Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Funds' Distributor..

      Institutional Class shareholders of High Yield Fund may exchange their shares for Institutional Class shares or for Class A shares of other Rydex | SGI Funds distributed by the Fund's Distributor. Class A shares will be subject to all the Class A share conditions, including applicable sales charges.

      Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form.

Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

      The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

      To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Standard Time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

      The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

      DOLLAR COST AVERAGING. (Not available for High Yield Fund Institutional Class shares.) This option allows shareholders to make periodic exchanges of shares to one or more of the Funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

      Shareholders may obtain a dollar cost averaging request form from the Investment Manager. Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares, subject to applicable investment minimums, if any. The Investment Manager will exchange shares as requested on the first business day of the month.

      The Investment Manager will make exchanges until the account value is depleted or until the shareholder instructs the Investment Manager to terminate dollar cost averaging. Dollar cost averaging may be terminated at any time by written request to the Investment Manager.

      ASSET REBALANCING. (Not available for High Yield Fund Institutional Class shares.) This option is available only to participants in a 403(b)(7) account for which an affiliate of the Investment Manager is the recordkeeper. This option allows shareholders to automatically exchange shares of those Funds available under the exchange privilege as described above on a quarterly basis to maintain a particular percentage allocation among the Funds. Shares of such Funds must be held in non-certificated form. Account value allocated to a Fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate your account value in the Funds to the allocation you select on a quarterly basis.

      Shareholders may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable Funds and the percentage of account value to be maintained in each Fund, subject to applicable investment minimums, if any. Thereafter, the Investment Manager will exchange shares of the Funds to maintain that allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Funds' statement of additional information.

GENERAL INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand each Fund's financial performance during the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information for the fiscal years ended December 31 has been derived from financial statements and financial highlights that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
RYDEX | SGI U.S. INTERMEDIATE BOND FUND

Fiscal period ended December 31

-----------------------------------------------------------------------------------------------------------------------
CLASS A                                     2009(b)(c)(g)(h)(i)(j)   2008(b)(c)   2007(b)(c)   2006(b)(c)   2005(b)(c)
Net asset value beginning of period         $                 3.78   $     4.49   $     4.59   $     4.63   $     4.76
Income from Investment Operations
   Net investment income (loss)                               0.12         0.20         0.21         0.21         0.19
   Net gain (loss) on securities
   (realized and unrealized)                                  0.28        (0.69)       (0.10)       (0.05)       (0.12)
                                            ----------------------   ----------   ----------   ----------   ----------
   Total from investment operations                           0.40        (0.49)        0.11         0.16         0.07
Less Distributions
   Dividends (from net investment income)                    (0.13)       (0.22)       (0.21)       (0.20)       (0.20)
   Distributions (from realized gains)                          --           --           --           --           --
                                            ----------------------   ----------   ----------   ----------   ----------
   Total distributions                                       (0.13)       (0.22)       (0.21)       (0.20)       (0.20)
                                            ----------------------   ----------   ----------   ----------   ----------
Net asset value end of period               $                 4.05   $     3.78   $     4.49   $     4.59   $     4.63
                                            ======================   ==========   ==========   ==========   ==========
TOTAL RETURN(a)                                              10.63%     (11.33)%        2.43%        3.64%        1.54%
Net assets end of period (thousands)        $              104,972   $   48,201   $   62,220   $   74,244   $   70,502
Ratio of expenses to average net assets                       0.95%        0.95%        0.95%        0.95%        0.95%
Ratio of net investment income
(loss) to average net assets                                  3.04%        4.80%        4.71%        4.51%        4.09%
Portfolio turnover rate                                         89%          34%          41%          68%          59%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CLASS B                                     2009(b)(c)(g)(h)(i)(j)   2008(b)(c)   2007(b)(c)   2006(b)(c)   2005(b)(c)
Net asset value beginning of period         $                 3.76   $     4.47   $     4.57   $     4.61   $     4.74
Income from Investment Operations:
   Net investment income (loss)                               0.09         0.17         0.18         0.17         0.16
   Net gain (loss) on securities
   (realized and unrealized)                                  0.28        (0.70)       (0.10)       (0.04)       (0.12)
                                            ----------------------   ----------   ----------   ----------   ----------
   Total from investment operations                           0.37        (0.53)        0.08         0.13         0.04
Less Distributions:
   Dividends (from net investment income)                    (0.10)       (0.18)       (0.18)       (0.17)       (0.17)
   Distributions (from realized gains)                          --           --           --           --           --
                                            ----------------------   ----------   ----------   ----------   ----------
   Total distributions                                       (0.10)       (0.18)       (0.18)       (0.17)       (0.17)
                                            ----------------------   ----------   ----------   ----------   ----------
Net asset value end of period               $                 4.03   $     3.76   $     4.47   $     4.57   $     4.61
                                            ======================   ==========   ==========   ==========   ==========
TOTAL RETURN(a)                                               9.87%     (12.06)%        1.67%        2.87%        0.79%
Net assets end of period (thousands)        $               16,249   $    6,281   $    9,167   $    9,164   $   10,826
Ratio of expenses to average net assets                       1.70%        1.70%        1.70%        1.70%        1.70%
Ratio of net investment income
(loss) to average net assets                                  2.31%        4.04%        3.97%        3.75%        3.34%
Portfolio turnover rate                                         89%          34%          41%          68%          59%
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
RYDEX | SGI U.S. INTERMEDIATE BOND FUND

Fiscal period ended December 31

---------------------------------------------------------------------------------------------------------------------------
CLASS C                                     2009(b)(c)(g)(h)(i)(j)    2008(b)(c)    2007(b)(c)     2006(b)(c)    2005(b)(c)
Net asset value beginning of period         $                 3.76   $      4.46   $       4.56   $      4.60   $     4.73
Income from Investment Operations:
   Net investment income (loss)                               0.09          0.17           0.18          0.17         0.16
   Net gain (loss) on securities
   (realized and unrealized)                                  0.28         (0.69)         (0.10)        (0.04)       (0.12)
                                            ----------------------   -----------   ------------   -----------   -----------
   Total from investment operations                           0.37         (0.52)          0.08          0.13         0.04
Less Distributions:
   Dividends (from net investment income)                    (0.10)        (0.18)         (0.18)        (0.17)       (0.17)
   Distributions (from realized gains)                          --            --             --            --           --
                                            ----------------------   -----------   ------------   -----------   -----------
   Total distributions                                       (0.10)        (0.18)         (0.18)        (0.17)       (0.17)
                                            ----------------------   -----------   ------------   -----------   -----------
Net asset value end of period               $                 4.03   $      3.76    $      4.46   $      4.56   $     4.60
                                            ======================   ===========   ============   ===========   ===========
TOTAL RETURN(a)                                               9.85%      (11.85)%          1.68%         2.87%        0.79%
Net assets end of period (thousands)        $               20,843   $     3,256    $     3,906   $     4,894   $    5,427
Ratio of expenses to average net assets                       1.70%         1.70%          1.70%         1.70%        1.70%
Ratio of net investment income
(loss) to average net assets                                  2.28%         4.05%          3.96%         3.76%        3.33%
Portfolio turnover rate                                         89%           34%            41%           68%          59%
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
RYDEX | SGI HIGH YIELD FUND

Fiscal period ended December 31

--------------------------------------------------------------------------------------------------------------------------
CLASS A                                      2009(b)(c)     2008(b)(c)(e)       2007(b)(c)       2006(c)       2005(c)
Net asset value beginning of period         $       7.70   $          12.14   $       12.75   $      12.35   $     12.70
Income from Investment Operations:
   Net investment income (loss)                     0.90               0.90            0.87           0.83          0.77
   Net gain (loss) on securities
   (realized and unrealized)                        4.30              (4.48)          (0.64)          0.39         (0.37)
                                            ------------   ----------------   -------------   ------------   ------------
   Total from investment operations                 5.20              (3.58)           0.23           1.22          0.40
Less Distributions:
   Dividends (from net investment income)          (0.83)             (0.86)          (0.84)         (0.82)        (0.75)
   Distributions (from realized gains)                --                 --              --             --            --
                                            ------------   ----------------   -------------   ------------   ------------
   Total distributions                             (0.83)             (0.86)          (0.84)         (0.82)        (0.75)
                                            ------------   ----------------   -------------   ------------   ------------
Net asset value end of period               $      12.07   $           7.70   $       12.14   $      12.75   $     12.35
                                            ============   ================   =============   ============   ============
TOTAL RETURN(a)                                    70.53%           (31.09)%           1.80%         10.25%         3.33%
Net assets end of period (thousands)        $    155,899   $         50,299   $      50,917   $     55,762   $    38,506
Ratio of expenses to average net assets             1.10%              1.14%           1.25%          1.45%         1.47%
Ratio of net investment income
(loss) to average net assets                        8.49%              8.61%           6.90%          6.68%         6.28%
Portfolio turnover rate                               53%                29%             54%            56%           73%
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CLASS B                                       2009(b)(c)   2008(b)(c)(d)(e)    2007(b)(c)(d)    2006(c)(d)      2005(c)
Net asset value beginning of period         $       7.67   $          12.09   $       12.70   $      12.30   $     12.66
Income from Investment Operations:
   Net investment income (loss)                     0.92               0.92            0.90           0.75          0.70
   Net gain (loss) on securities
   (realized and unrealized)                        4.30              (4.46)          (0.63)          0.39         (0.40)
                                            ------------   ----------------   -------------   ------------   ------------
   Total from investment operations                 5.22              (3.54)           0.27           1.14          0.30
Less Distributions:
   Dividends (from net investment income)          (0.84)             (0.88)          (0.88)         (0.74)        (0.66)
   Distributions (from realized gains)                --                 --              --             --            --
                                            ------------   ----------------   -------------   ------------   ------------
   Total distributions                             (0.84)             (0.88)          (0.88)         (0.74)        (0.66)
                                            ------------   ----------------   -------------   ------------   ------------
Net asset value end of period               $      12.05   $           7.67   $       12.09   $      12.70   $     12.30
                                            ============   ================   =============   ============   ============
TOTAL RETURN(a)                                    71.07%           (30.90)%           2.09%          9.54%         2.47%
Net assets end of period (thousands)        $      6,996   $          4,089   $       3,027   $      5,320   $     5,324
Ratio of expenses to average net assets             0.85%              0.88%           1.00%          2.13%         2.22%
Ratio of net investment income
(loss) to average net assets                        9.08%              9.05%           7.16%          5.99%         5.52%
Portfolio turnover rate                               53%                29%             54%            56%           73%
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
RYDEX | SGI HIGH YIELD FUND

Fiscal period ended December 31

---------------------------------------------------------------------------------------------------------------------------
CLASS C                                            2009(b)(c)    2008(b)(c)(e)    2007(b)(c)      2006(c)        2005(c)
Net asset value beginning of period               $       7.73   $       12.16   $      12.76   $      12.36   $     12.72
Income from Investment Operations:
   Net investment income (loss)                           0.83            0.83           0.78           0.74          0.69
   Net gain (loss) on securities
   (realized and unrealized)                              4.33           (4.49)         (0.63)          0.39         (0.39)
                                                  ------------   -------------   ------------   ------------   -----------
   Total from investment operations                       5.16           (3.66)          0.15           1.13          0.30
Less Distributions:
   Dividends (from net investment income)                (0.75)          (0.77)         (0.75)         (0.73)        (0.66)
   Distributions (from realized gains)                      --              --             --             --            --
                                                  ------------   -------------   ------------   ------------   -----------
   Total distributions                                   (0.75)          (0.77)         (0.75)         (0.73)        (0.66)
                                                  ------------   -------------   ------------   ------------   -----------
Net asset value end of period                     $      12.14   $        7.73   $      12.16   $      12.76   $     12.36
                                                  ============   =============   ============   ============   ===========
TOTAL RETURN(a)                                          69.42%        (31.57)%          1.12%          9.42%         2.46%
Net assets end of period (thousands)              $      8,048   $       5,865   $      1,574   $      1,933   $     1,795
Ratio of expenses to average net assets                   1.85%           1.87%          2.00%          2.21%         2.22%
Ratio of net investment income
(loss) to average net assets                              8.11%           8.45%          6.16%          5.92%         5.52%
Portfolio turnover rate                                     53%             29%            54%            56%           73%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                2009(b)(c)    2008(b)(c)(f)
Net asset value beginning of period               $       6.74   $       10.00
Income from Investment Operations:
   Net investment income (loss)                           0.81            0.38
   Net gain (loss) on securities
   (realized and unrealized)                              3.76           (3.22)
                                                  ------------   -------------
   Total from investment operations                       4.57           (2.84)
Less Distributions:
   Dividends (from net investment income)                (0.84)          (0.42)
   Distributions (from realized gains)                      --              --
                                                  ------------   -------------
   Total distributions                                   (0.84)          (0.42)
                                                  ------------   -------------
Net asset value end of period                     $      10.47   $        6.74
                                                  ============   =============
TOTAL RETURN(a)                                          71.18%        (28.96)%
Net assets end of period (thousands)              $      2,649   $         811
Ratio of expenses to average net assets                   0.85%           0.85%
Ratio of net investment income
(loss) to average net assets                              8.79%           9.51%
Portfolio turnover rate                                     53%             29%
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class A, Class B and Class C shares.

(b) Fund expenses were reduced by the Investment Manager during the period. The Funds' Investment Manager has contractually agreed through April 30, 2011 to waive fees and/or reimburse Fund expenses to the extent necessary tolimit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification and extraordinary expenses) ("Operating Expenses") of the Fund. The Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages. An expense reimbursement lowers the expense ratio and increases overall returns to investors. Expense ratios absent such reimbursement would have been as follows:

------------------------------------------------------------------------------------
                                        CLASS       2009   2008   2007   2006   2005
------------------------------------------------------------------------------------
                                          A         1.31%  1.23%  1.12%  1.16%    --
U.S. Intermediate Bond Fund               B         2.06%  1.98%  1.87%  1.91%    --
                                          C         2.05%  1.98%  1.87%  1.91%    --
------------------------------------------------------------------------------------
                                          A         1.41%  1.45%  1.42%    --     --
High Yield Fund                           B         1.19%  1.23%  1.18%    --     --
                                          C         2.19%  2.28%  2.18%    --     --
                                    Institutional   1.16%  1.33%    --     --     --
------------------------------------------------------------------------------------

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Effective December 1, 2006, Class B shares ceased charging 12b-1 fees in accordance with FINRA (NASD) sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

(e) The financial highlights for the High Yield Series exclude the historical highlights of the Income Opportunity Series Class A, B, and C shares. The assets of Income Opportunity Series were acquired by the High Yield Series on July 25, 2008.

(f) The financial highlights for the Institutional Class of the High Yield Series was initially capitalized on July 11, 2008, with a net asset value of $10.00 per share. Percentage amounts for the period, except total return, have been annualized.

(g) The financial highlights for the U.S. Intermediate Bond Series exclude the historical highlights of the Capital Preservation Series, Class A, B and C shares. The assets of the Capital Preservation Series were acquired by the U.S. Intermediate Bond Series on February 20, 2009.

(h) Effective February 20, 2009, the Series name became U.S. Intermediate Bond Series. Prior to Feburary 20, 2009 the Series was known as the Diversified Income Series.

(i) The amount shown for a share of capital stock outstanding throughout the period does not accord with the change in net realized and unrealized loss on investments during the period due to the unrealized depreciation on investments assumed by the Series in connection with the acquisition of the Capital Preservation Series on February 20, 2009.

(j) Significant variation in the portfolio turnover rate is due to Investment Manager's appointment of new portfolio manager for the Series.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.


BY MAIL -- Write to:
Security Investors, LLC
5801 SW 6th Avenue
Topeka, KS 66636-0001


ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC: The EDGAR Database at http://www.sec.gov

SECURITY INVESTORS, LLC: http://www.rydex-sgi.com

Additional information about the Funds (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION -- The Funds' statement of additional information and the Funds' annual or semi-annual reports are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to Security Investors, LLC, 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' statement of additional information is incorporated into this prospectus by reference.


      Each Fund's Investment Company Act file number is listed below:

      Security Income Fund ....................................... 811-02120
            o     U.S. Intermediate Bond Series
            o     High Yield Series

RYDEX | SGI FUNDS, for disclosure purposes in this prospectus, include--Series of Security Equity Fund: Rydex | SGI Large Cap Core Fund, Rydex | SGI All Cap Value Fund, Rydex | SGI Alpha Opportunity Fund, Rydex | SGI Global Fund, Rydex | SGI Global Institutional Fund, Rydex | SGI Mid Cap Value Fund, Rydex | SGI Mid Cap Value Institutional Fund, Rydex | SGI Small Cap Growth Fund, Rydex | SGI Small Cap Value Fund, Rydex | SGI Large Cap Concentrated Growth Fund; Series of Security Large Cap Value Fund: Rydex | SGI Large Cap Value Fund and Rydex | SGI Large Cap Value Institutional Fund; Security Mid Cap Growth Fund (aka "Rydex | SGI Mid Cap Growth Fund"); Series of Security Income Fund: Rydex | SGI High Yield Fund and Rydex | SGI U.S. Intermediate Bond Fund.

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2010
RELATING TO THE PROSPECTUS DATED MAY 1, 2010
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

SECURITY INCOME FUND (REGISTRANT)

     RYDEX | SGI U.S. INTERMEDIATE BOND FUND
     Class A (SIUSX)     Class B (SUGBX)     Class C (SDICX)

     RYDEX | SGI HIGH YIELD FUND
     Class A (SIHAX)     Class B (SIHBX)     Class C (SIHSX)     Institutional
                                                                 Class (SHYIX)

One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2010, as it may be supplemented from time to time. A prospectus may be obtained by writing Rydex Distributors, Inc., 9601 Blackwell Road, Ste 500, Rockville, MD 20850, or by calling (785) 438-3000 or (800) 888-2461. The Funds' financial statements included in the Funds' December 31, 2009 Annual Report are incorporated herein by reference. A copy of the Funds' Annual Report is available, without charge, by calling the phone numbers listed above.

INVESTMENT MANAGER         DISTRIBUTOR                   CUSTODIAN                    INDEPENDENT REGISTERED
Security Investors, LLC    Rydex Distributors, Inc.      UMB Bank, N.A.               PUBLIC ACCOUNTING FIRM
5801 SW 6th Avenue         9601 Blackwell Road, Ste 500  928 Grand Avenue             Ernst & Young LLP
Topeka, Kansas 66636-0001  Rockville, Maryland 20850     Kansas City, Missouri 64106  233 South Wacker Drive
                                                                                      Chicago, Illinois 60606



TABLE OF CONTENTS
--------------------------------------------------------------------------------
GENERAL INFORMATION ..........................................   3

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS ..............   3

INVESTMENT METHODS AND RISK FACTORS ..........................   6

INVESTMENT RESTRICTIONS ......................................  24
  Fundamental Policies .......................................  24
  Operating Policies .........................................  26

DISCLOSURE OF PORTFOLIO HOLDINGS .............................  26

MANAGEMENT OF THE FUNDS ......................................  28
  Board Responsibilities .....................................  28
  Directors and Officers .....................................  28

COMMITTEES ...................................................  32
  Audit Committee ............................................  32
  Contract Renewal Committee .................................  32
  Nominating Committee .......................................  32

REMUNERATION OF DIRECTORS AND OTHERS .........................  33

PRINCIPAL HOLDERS OF SECURITIES ..............................  33

DIRECTORS' OWNERSHIP OF SECURITIES ...........................  34

HOW TO PURCHASE SHARES .......................................  35
  Alternative Purchase Options ...............................  36
  Class A Shares .............................................  36
  Class B Shares .............................................  37
  Class C Shares .............................................  38
  Institutional Class Shares .................................  38
  Minimum Account Balance ....................................  39
  Distribution Plans .........................................  39
  Rule 12b-1 Plan Expenses ...................................  40
  Calculation and Waiver of Contingent Deferred Sales Charges   40
  Arrangements With Broker/Dealers and Others ................  40
  Other Distribution or Service Arrangements .................  41
  Purchases at Net Asset Value ...............................  42
  Purchases for Retirement Plans .............................  43

ACCUMULATION PLAN ............................................  44

SYSTEMATIC WITHDRAWAL PROGRAM ................................  44

INVESTMENT MANAGEMENT ........................................  44

CODE OF ETHICS ...............................................  46

PORTFOLIO MANAGERS ...........................................  47
  Other Accounts Managed by Portfolio Managers ...............  47
  Information Regarding Conflicts of Interest and Compensation
    of Portfolio Managers ....................................

PROXY VOTING .................................................  48

DISTRIBUTOR ..................................................  49

ALLOCATION OF PORTFOLIO BROKERAGE ............................  50

HOW NET ASSET VALUE IS DETERMINED ............................  52

HOW TO REDEEM SHARES .........................................  53

HOW TO EXCHANGE SHARES .......................................  55

DIVIDENDS AND TAXES ..........................................  56

ORGANIZATION .................................................  62

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING ................  63
  AGENT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................  63

FINANCIAL STATEMENTS .........................................  63

APPENDIX A:
  Description of Corporate Bond Ratings ......................

GENERAL INFORMATION
--------------------------------------------------------------------------------

     Security Income Fund, which was organized as a Kansas corporation on April 20, 1965 is registered with the Securities and Exchange Commission ("SEC") as an investment company. The name of U.S. Intermediate Bond Series (formerly "Diversified Income Series") was changed effective February 20, 2009. The name of Diversified Income Series (formerly "U.S. Government Series") was changed effective February 4, 2000. Such registration does not involve supervision by the SEC of the management or policies of the Fund. The Fund is a diversified, open-end management investment company that, upon the demand of the investor, must redeem its shares and pay the investor the next calculated net asset value ("NAV") thereof. (See "How to Redeem Shares")


     Each of the U.S. Intermediate Bond Series ("U.S. Intermediate Bond Fund") and High Yield Series ("High Yield Fund") of Security Income Fund (the "Funds") has its own investment objective and policies. Professional investment advice is provided to each Fund by Security Investors, LLC (the "Investment Manager"). While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Directors without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under "Investment Restrictions." An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
--------------------------------------------------------------------------------

SECURITY INCOME FUND - Security Income Fund ("Income Fund") offers its shares in two Series, each of which represents a different investment objective and which has its own identified assets and NAVs. The investment objectives of the U.S. Intermediate Bond and High Yield Funds of Income Fund are each described below. There are risks inherent in the ownership of any security, and there can be no assurance that such investment objectives will be achieved. Some of the risks are described below.

     Income Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series of the Fund may be altered by the Board of Directors without the approval of shareholders of the Series.

     U.S. INTERMEDIATE BOND FUND. The investment objective of the U.S. Intermediate Bond Fund is to provide current income, as explained in the Prospectus. In pursuing its investment objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager to be of comparable quality).

     Should the U.S. Intermediate Bond Fund change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change.


     In pursuing its invest-ment objective, the U.S. Intermediate Bond Fund will invest in a broad range of investment grade fixed income securities. The Fund may invest in various fixed income securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. government or any of its agencies or instrumen-talities, including Treasury bills, certificates of indebted-ness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corpo-rations, provided that such securities are denominated in U.S. dollars;
(v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage-backed securities ("MBSs");
(viii) invest-ment grade asset-backed securities; (ix) zero coupon securities;
(x) interest rate, index and total return swap agreements and (xi) credit default swaps as well as other credit derivative instruments.

     The U.S. Intermediate Bond Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and Canadian corporate debt securities. Canadian securities would not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

     For fixed-income securities such as corporate debt securities or U.S. government securities, the market value is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

     The U.S. Intermediate Bond Fund may invest in Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S.; Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks.

     The U.S. Intermediate Bond Fund also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars.

     The U.S. Intermediate Bond Fund may invest without limit in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest in securities known as "inverse floating obli-gations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs.

     The Fund may also invest without limit in investment grade asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans, and other types of secured loans providing the source of both principal and interest.

     The U.S. Intermediate Bond Fund may enter into interest rate, index and total return swap agreements. The Fund may also invest in credit default swaps as well as other credit derivative instruments. The Fund may buy and sell futures contracts, exchange-traded and over-the-counter put and call options, including index options, securities options, and options on futures. The Fund may write only covered put and call options.

     The U.S. Intermediate Bond Fund may invest in zero coupon securities, which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date. See "Investment Policies and Management Practices" for a discussion of zero coupon securities.

     The U.S. Intermediate Bond Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, including securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the 1933 Act, subject to the Fund's policy that not more than 15% of the Fund's assets will be invested in illiquid assets.

     The U.S. Intermediate Bond Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settle-ment periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will segregate case or liquid securities equal in value to commitments for such when issued securities. Assets may be segregated with the Fund's custodian or on the Fund's books.

     The U.S. Intermediate Bond Fund may invest in repurchase agreements on an over-night basis and may also enter into "reverse repurchase agreements" and "roll transactions."

     Should the U.S. Intermediate Bond Fund change its policy of investing at least 80% of its assets in the type of investment suggested by its name, The Fund will provide shareholders at least 60 days notice prior to making the change.


     HIGH YIELD FUND. The investment objective of High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. In pursuing its investment objective, the Fund may engage in certain non-principal investment strategies, including investment in: (i) asset-backed securities;
(ii) zero coupon securities; (iii) securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds; (iv) interest rate, total return and index swaps and related caps, floors, collars; and (v) credit default swaps as well as other credit derivative instruments.

     The Fund may invest up to 25% of its total assets in mortgage backed securities ("MBSs"), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may also invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund may invest up to 15% of its total assets in "asset-backed securities" and may invest an unlimited amount of its net assets in senior secured floating rate corporate loans ("Senior Loans"). See "Investment Methods and Risk Factors."

     The Fund may invest up to 20% of its net assets in common stocks (which may include American Depositary Receipts "ADRs"), warrants, rights and index-based securities.

     High Yield Fund may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached.

     High Yield Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities and emerging markets.

     The Fund may invest in U.S. government securities, including bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. government.

     High Yield Fund may invest not more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation Rule 144A Securities, subject to the Fund's policy that not more than 15% of its total assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     The Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income.

     High Yield Fund may invest in real estate investment trusts ("REITs") and other real estate industry investments. See the discussion of real estate securities under "Investment Methods and Risk Factors." High Yield Fund may also invest in a variety of investment vehicles that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. See the discussion of such investment companies under "Investment Methods and Risk Factors."

     High Yield Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's NAV. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate, total return, and index swaps and purchase or sell related caps, floors and collars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

     As an operating policy, the Fund will not purchase securities on margin. The Fund may, however, obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. In addition, the Fund may enter into certain derivative transactions, consistent with its investment program, that require the deposit of "margin" or a premium to initiate such a transaction. As an operating policy, the Fund will not loan its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. The Fund may, however, lend portfolio securities as described in the Prospectus and this Statement of Additional Information. In addition, the Fund does not interpret this restriction as prohibiting investment in loan participations and assignments as described in the Prospectus. As an operating policy, the Fund will not engage in short sales.

     The Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets. Included within this amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     Should the High Yield Fund change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change.

INVESTMENT METHODS AND RISK FACTORS
--------------------------------------------------------------------------------
     Each Fund's principal investment strategies and the risks associated with the same are described in the "Fund Summaries," "Descriptions of Principal Risks," and "Investment Policies and Management Practices" sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be "principal" investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Fund's prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Fund Summaries" and "Descriptions of Principal Risks," and "Investment Policies and Management Practices" sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described apply only to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described apply to only those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

GENERAL RISK FACTORS - The NAVs of the Funds are expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

U.S. GOVERNMENT SECURITIES - Consistent with its investment objective and strategies, each Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration ("FHFA") announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies and their guarantees is unclear.

     Other U.S. government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.


CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES - Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER - Each Fund may invest in commercial paper. A Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term, (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

     Commercial paper when purchased by a Fund must be rated in the top two short-term rating categories by any two Nationally Recognized Statistical Rating Organizations, or "NRSROs" (or one NRSRO if that NRSRO is the only such NRSRO that rates such security) or, if not so rated, must be determined by the Investment Manager to be of comparable quality. Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

     The Funds may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS - Each of the Funds may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Funds will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

     Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


     Each of the Funds may also enter into "dollar rolls" in which the Funds sell fixed-income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements. Assets may be segregated with the Fund's custodian or on the Fund's books.

BORROWING - Although the Funds have no present intention to borrow for investment purposes, the Funds may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and program. For example, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests.


     Accordingly, the Funds may borrow from banks and may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemption of Fund shares. As an operating policy, each Fund may borrow up to 10% of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


LENDING OF PORTFOLIO SECURITIES - For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of total Fund assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to only persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GUARANTEED INVESTMENT CONTRACTS ("GICS") - The Funds may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

RESTRICTED SECURITIES (RULE 144A SECURITIES) - Each Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, are subject to the Fund's limitation on illiquid securities.

     Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System. A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 ("1934 Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.


     A Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.


     TBA PURCHASE COMMITMENTS. A Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

PUT BONDS - A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

     In selecting put bonds, the Investment Manager takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.


RISKS ASSOCIATED WITH LOWER-RATED AND COMPARABLE UNRATED DEBT SECURITIES (JUNK BONDS) - The Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.


     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities, which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by a Fund will adversely impact NAV of the Fund. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.


SENIOR LOANS - The High Yield Fund invests in Senior Loans (i.e., senior secured floating rate corporate loans).

     Senior Loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. High Yield Fund may also receive guarantees as a form of collateral. Senior Loans also include participation interests in Senior Loans or assignments of Senior Loans. A Senior Loan in which a Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the Senior Loan on behalf of all the lenders. This lender is referred to as the agent bank. The agent is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral.


     A Fund may invest in a Senior Loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a Senior Loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a Senior Loan previously attributable to a different lender. Unlike a participation interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

     The Fund will not originate loans. As such, it will not be buying in the "primary" market. When a Fund purchases an existing assignment of a Senior Loan or purchases a participation interest in a Senior Loan, it is said to be purchasing in the "secondary" market. Purchases of Senior Loans in the secondary market may take place at, above, or below the par value of a Senior Loan. Purchases above par will effectively reduce the amount of interest being received by a Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by a Fund through the amortization of the purchase price discount. The Funds may be able to invest in Senior Loans only through participation interests or assignments at certain times when reduced direct investment opportunities in Senior Loans may exist.


     If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in Senior Loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.


     Typically, Senior Loans are secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such Senior Loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Fund's investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a Senior Loan must comply with various restrictive covenants contained in any Senior Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Senior Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Senior Loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Senior Loan.

     A Fund will make an investment in a Senior Loan only after the Investment Manager determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the corporation will meet its obligations is acceptable.

     The rate of interest payable on Senior Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the London Interbank Offered Rate ("LIBOR"), the interest rate quoted by major U.S. money center commercial banks at which such banks are willing to lend U.S. dollars to their most creditworthy borrowers, as quoted daily in the Wall Street Journal ("Prime Rate"), the certificate of deposit ("CD") rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Senior Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Senior Loans is reset periodically, typically between 30 days and 90 days. Certain of the Senior Loans in which the Funds will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of a Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in Senior Loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. However, a Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.


CONVERTIBLE SECURITIES AND WARRANTS - The High Yield Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

VARIABLE AND FLOATING RATE INSTRUMENTS - The Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.


     Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

     Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities. The Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund's investment quality standards relating to investments in bank obligations. The Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Fund should continue to hold the investments.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

     Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.


MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS - Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

     CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.

     A Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal payments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Funds can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Fund's investment in CMOs, IOs, or POs will be successful, and a Fund's total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.


     CMOs may be issued in a variety of classes, and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes
(SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way.


     Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

     The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that the Fund's investment in MBSs will be successful, and the Fund's total return could be adversely affected as a result.

ASSET-BACKED SECURITIES - A Fund may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans, Senior Loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

REAL ESTATE SECURITIES - The Funds may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments, and therefore, these Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Fund and the REIT.


     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES - The purchase of securities on a "when-issued" basis and the purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with a Fund's custodian or on the Fund's books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

OPTIONS AND FUTURES STRATEGIES -


     WRITING (SELLING) COVERED CALL OPTIONS. A Fund may write (sell) covered call options and purchase options to close out options previously written by the Funds. In writing covered call options, the Funds expect to generate additional premium income which should serve to enhance the Funds' total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options generally will be written on securities and currencies which, in the opinion of the Investment Manager are not expected to make any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.


     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. Writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.

     The Funds will write only covered call options. This means that the Funds will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the covered option, or will, for the term of the option, segregate cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. Assets may be segregated by the Funds' custodian, or on the Funds' books.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not
do), but capable of enhancing the Funds' total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies since the option may be exercised at any time prior to the option's expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or currency.


     The premium a Fund receives for writing a call option is the market value of the option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Investment Manager, once the decision to write a call option has been made, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the NAV per share of the Fund is computed at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern Standard Time) on days when the NYSE is open, or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.


     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security.

     The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.


     PURCHASING CALL OPTIONS. A Fund may purchase American or European call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purposes of increasing its current return.

     Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique also may be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     A Fund also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.


     WRITING (SELLING) COVERED PUT OPTIONS. A Fund may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Funds may write American or European style covered put options and purchase options to close out options previously written by the Funds.


     The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. The Fund generally would write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.


     PURCHASING PUT OPTIONS. A Fund may purchase American or European style put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency eventually is sold.

     A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.


     The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     INTEREST RATE FUTURES CONTRACTS. A Fund may enter into interest rate futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates and purchases of Futures as an offset against the effect of expected declines in interest rates.


     The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

     Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Investment Manager, the Funds and the Investment Manager are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

     A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

     The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it has committed to purchase or expects to purchase.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund's broker, in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A Fund may also deposit margin with a futures commission merchant, rather than with its custodian, in accordance with Rule 17f-6 under the 1940 Act. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

     VOLATILITY AND LEVERAGE. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities, including technical influences in Futures trading and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

     Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

     In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

     OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.


SWAPS, CAPS, FLOORS AND COLLARS - A Fund may enter into interest rate, total return and index swaps. The High Yield Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Funds and the Investment Manager believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to a Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed, and, for that reason, they are less liquid than swaps.

CREDIT DERIVATIVE TRANSACTIONS - A Fund may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.


     Each such Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.

     A Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If a Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, a Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. A Fund generally will be a seller when it seeks to take the credit risk of a particular debt security, and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. With respect to credit default swaps of which it is the seller, a Fund may have to segregate liquid assets and mark the same to market on a daily basis in an amount necessary to comply with applicable regulatory requirements. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

     When a Fund purchases credit default swap contracts in order to hedge against the risk of default of debt securities it holds, it is subject to the risk that the swap may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also involves credit risk-that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     Each Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

     Credit-linked notes are subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note. Credit default swaps and credit-linked notes may be illiquid. Each Fund will invest in such instruments consistent with applicable liquidity requirements.


SHARES OF OTHER INVESTMENT VEHICLES - A Fund may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds and exchange-traded funds ("ETFs") such as index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Fund invests in other investment companies or other investment vehicles, the Fund and its shareholders will incur its pro rata share of the underlying investment companies' expenses (including, for example, investment advisory and other management fees). Investment in the shares of other investment companies or investment vehicles thus has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two or more mutual funds. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. A Fund's investment in the securities of other investment companies or investment vehicles will be limited so that, as determined immediately after a purchase is made, not more than 3% of the total outstanding voting stock of any one investment company or investment vehicle will be owned by the Fund and its affiliates.

EMERGING COUNTRIES - A Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.


FOREIGN INVESTMENT RESTRICTIONS - Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

POLITICAL AND ECONOMIC RISKS - Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

POLITICAL INSTABILITY - Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION - Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the Securities and Exchange Commission or regulators of any foreign country, nor will the issuers thereof be subject to the Securities and Exchange Commission's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS - Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES - A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

COSTS - Investors should understand that the expense ratio of the Funds that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds are higher.

EASTERN EUROPE - Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - The High Yield Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of
(i) 67% or more of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of a Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's Prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES - The fundamental policies of the Funds are:

1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities), provided, that this limitation applies only with respect to 75% of a Fund's total assets.

2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

3. UNDERWRITING. Not to act as underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

4. INDUSTRY CONCENTRATION. Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular industry (other than securities of the U.S. government, its agencies or instrumentalities).

5. REAL ESTATE. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this does not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. COMMODITIES. Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7. LOANS. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.   BORROWING. Not to borrow in excess of 33 1/3% of the Fund's total assets.

9. SENIOR SECURITIES. Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time. (A "senior security" generally is an obligation of the Fund that has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders.)

     For purposes of Fundamental Policies (1) and (2) with respect to the High Yield Fund, the Fund generally will consider the borrower of a Senior Loan to be the issuer of the Senior Loan, but may under unusual circumstances also consider the lender or person interpositioned between the lender and the Fund to be the issuer of a Senior Loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

     The Funds interpret Fundamental Policy (5) to prohibit the purchase of real estate limited partnerships.

     For purposes of Fundamental Policies (2) and (4), each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of

Fundamental Policy (4), industries are determined by reference to the classifications of industries set forth in the Funds' semiannual and annual reports.

     The High Yield Fund will not invest in Senior Loans that are deemed to be interests in commodities or commodities contracts.


     For the purposes of Fundamental Policy (8) and consistent with any borrowing restrictions listed in a Fund's prospectus or this Statement of Additional Information, a Fund may borrow money from a bank or other lenders if permitted by the 1940 Act.


     For the purposes of Fundamental Policy (9), the term "as permitted under the 1940 Act" indicates that, unless otherwise limited by non-fundamental policies, the Funds can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the borrowing and senior securities policy of the Funds to future change in the 1940 Act and interpretations thereof.

OPERATING POLICIES - The operating policies of the Funds are:

1. LOANS. The Funds may not lend assets other than securities to other parties, except as otherwise provided in the Fund's fundamental policies. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. BORROWING. The Funds may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes.

3. OPTIONS. The Funds may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4. OIL AND GAS PROGRAMS. The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development programs.

5. INVESTMENT COMPANIES. Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the 1940 Act, and the rules thereunder.

6. OPERATING HISTORY. The Funds may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities, provided that this operating policy does not apply to High Yield Fund.

7. CONTROL OF PORTFOLIO COMPANIES. The Funds may not invest in companies for the purpose of exercising management or control.

8. LIQUIDITY. The Funds may invest up to 15% of their net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.


     For the purposes of Operating Policy (2) above, the policy on borrowing is not intended to limit the ability to pledge assets to the extent permitted under the 1940 Act. For purposes of Operating Policy (8) above, under normal circumstances, a Fund will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid securities in excess of 15% of its net assets, the Fund will no longer purchase additional securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

     It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.


     A Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.


     The Funds publish a complete list of their month-end portfolio holdings on their website at www.rydex-sgi.com/products/mutual-funds/info/holdings.rails?cusip=814291878
(High Yield Fund) and
www.rydex-sgi.com/products/mutual-funds/info/holdings.rails?cusip=814291209
(U.S. Intermediate Bond Fund) generally within one to two days after the end of each calendar month. Such information will remain online for four months, or as required by law. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. A Fund may then forward the information to investors, consultants and others at their request.


     Numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Funds' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information, and (ii) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

     The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others, who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds' service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Funds' custodians, Investment Manager and sub-adviser(s), administrators, independent registered public accountants, attorneys, officers and directors, and each of their respective affiliates. At this time, the following entities receive this information on a daily basis: Factset (an analytical system used for portfolio attribution and performance); UMB Bank, N.A. and State Street Bank and Trust Company (the Funds' custodian banks); Interactive Data and Loan Pricing Corporation (the Funds' pricing services); and InvestOne (Sungard) (the Funds' accounting system).

     Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds' chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

     Only the Board or CCO may authorize disclosure of the Funds' securities holdings. In addition to the Board, the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Funds' policies and procedures on disclosure of portfolio holdings.

     Any disclosure of the Funds' securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

     As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

BOARD RESPONSIBILITIES - The management and affairs of the Security Income Fund are overseen by its Board of Directors under the laws of the State of Kansas and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Funds. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Security Income Fund. The day-to-day business of the Funds, including the day-to-day management of risk, is performed by third-party service providers, primarily the Investment Manager and Distributor. The Board is responsible for overseeing the Funds' service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Security Income Fund or the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Security Income Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Security Income Fund's business and, consequently, for managing the risks associated with that activity.

     The Board oversees the risk management of the Funds' operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Security Income Fund and its service providers, including in particular the Security Income Fund's Chief Compliance Officer and its independent accountants. The Board and, with respect to identified risks that relate to its purpose, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

     The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve each Fund's investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of each Fund's investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of Security Income Fund. As a result of the foregoing and other factors, the Board's risk management oversight is subject to limitations.

DIRECTORS AND OFFICERS - The Board of Directors of Security Income Fund is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Directors review contractual arrangements with companies that provide services to the Funds and review the Funds' performance. The directors and officers of the Funds and their principal occupations for at least the last five years are listed below. The Directors have various experience, qualifications, attributes, and skills that allow the Board to operate effectively in governing Security Income Fund and in protecting the interests of shareholders. Each Director has considerable familiarity with the Security Income Fund, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his or her substantial service as a Director of the Security Income Fund. The following is a brief discussion of the specific experience, skills, attributes, and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a Director of the Security Income Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Richard M. Goldman. Mr. Goldman has served as Chairman and a Director of the Security Income Fund Board since 2008. Mr. Goldman has over 17 years experience in the asset management business. Currently, he is the Chief Executive Officer of Security Global Investors.(1) Prior to joining Security Global Investors in 2007, Mr. Goldman was the President, Chief Executive Officer, and Chairman of Forstmann-Leff Associates from 2003 until 2005, and he was the Managing Director and Head of Americas Institutional Business at Deutsche Asset Management from 1999 until 2003. Before 1999, Mr. Goldman was Head of Institutional Sales and Multinational Organizations at State Street Global Advisors from 1993 until 1999, and the Director of New Business Development at Loyalty Management Group from 1992 until 1993. Mr Goldman also was a sales representative at Proctor & Gamble from 1983 until 1984, when he joined IBM as a Unit Manager until 1992.

Donald A. Chubb, Jr. Mr. Chubb has served as a Director since 1994 and has served as Chair of the Nominating Committee since 2005- and as Lead Independent Director since 2010. Mr. Chubb has worked in the business brokerage and commercial real estate market for over 13 years. Previously he owned and operated electric sign companies and was a director of Fidelity Bank and Trust.

Harry W. Craig, Jr. Mr. Craig has served as a Director since 2004 and as Chair of the Contract Renewal Committee since 2005. Mr. Craig is the retired Chairman and Chief Executive Officer of Martin Tractor Company, Inc., a Caterpillar dealership. Mr. Craig is currently the Chairman, Chief Executive Officer, and Director of The Craig Group, Inc. He is also the Managing Member of Craig Family Investments, LLC. Mr. Craig was Trustee and Treasurer of Sunflower
Foundation: Health Care For Kansans for eight years. Mr. Craig is a director, finance committee member, and past Chairman of Stormont-Vail HealthCare. Mr. Craig practiced as a lawyer prior to his business career.

Penny A. Lumpkin. Ms. Lumpkin has served as a Director since 1993 and as Chair of the Audit Committee since 1995. Ms. Lumpkin has experience with various business and real estate ventures, currently as Partner of Vivian's Gift Shop (corporate retail), Vice President, Palmer Companies, Inc. (small business and shopping center development) and Senior Vice President, PLB (real estate equipment leasing).

Maynard F. Oliverius. Mr. Oliverius has served as a Director since 1998. Mr. Oliverius is President and Chief Executive Officer of Stormont-Vail HealthCare. From 2005 through 2008 Mr. Oliverius was on the Board of Trustees of the American Hospital Association. Mr. Oliverius has a masters degree in Health Care Administration.

Dr. Jerry B. Farley. Dr. Farley has served as a Director since 2005. Dr. Farley has over 38 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and Economic Development, Vice President of Administration and Chief Financial Officer. Dr. Farley

----------------------
(1) Security Global Investors(SM) is the investment advisory arm of Security Benefit and consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for PADCO Advisors, Inc. and PADCO Advisors II, Inc.)

holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., a NYSE listed company, and CoreFirst Bank and Trust.

The Chairman of the Board of Directors, Richard M. Goldman, is an "interested person," as that term is defined by the 1940 Act, of the Security Income Fund. Donald A. Chubb, Jr. who is not an interested person of the Security Income Fund serves as its Lead Independent Director. The Board has determined that Security Income Fund's leadership structure is appropriate given its specific characteristics and circumstances; in particular, the Board has considered that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in Investment Company Act of 1940 matters, and the role of the Lead Independent Director is to act as a liaison between the Independent Directors and management and promote the open flow of information and views between Fund management and the Independent Directors. In addition, the Board considered the benefits of having the Board meetings run by a member of management who is immersed in the Funds' business on a day-to-day basis and is a mutual fund industry participant. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Funds.


                                                                                      NUMBER OF
                                              TERM OF            PRINCIPAL          PORTFOLIOS IN
                                            OFFICE AND         OCCUPATION(S)            FUND           OTHER
                              POSITION(S)    LENGTH OF          DURING THE             COMPLEX     DIRECTORSHIPS
                               HELD WITH       TIME               PAST 5             OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE          THE FUNDS     SERVED(1)             YEARS              DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------

Donald A. Chubb, Jr.         Lead           Director     Current: Business               30             None
One Security Benefit Place   Independe      since 1994   broker and
Topeka, KS 66636-0001        nt Director,                manager of commercial
(DOB 12/14/46)               Chair of                    real estate,
                             Nominating                  Griffith & Blair, Inc.
                             Committee
-----------------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.          Director,      Since 2004   Current: Chairman,              30             None
One Security Benefit Place   Chair of                    CEO, & Director,
Topeka, KS 66636-0001        Contract                    The Craig Group, Inc.;
(DOB 5/11/39)                Renewal                     Managing
                             Committee                   Member of Craig
                                                         Family Investments,
                                                         LLC.
                                                         Prior to November 1,
                                                         2009, Chairman,
                                                         CEO, Secretary &
                                                         Director, The
                                                         Martin Tractor
                                                         Company, Inc.
-----------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin             Director,      Since 1993   Current: Partner,               30             None
One Security Benefit Place   Chair of                    Vivian's Gift Shop
Topeka, KS 66636-0001        Audit                       (Corporate Retail); Vice
(DOB 8/20/39)                Committee                   President,
                                                         Palmer Companies,
                                                         Inc. (Small
                                                         Business and
                                                         Shopping Center
                                                         Development); PLB
                                                         (Real Estate
                                                         Equipment Leasing).
-----------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius         Director       Since 1998   Current: President and          30             None
One Security Benefit Place                               Chief
Topeka, KS 66636-0001                                    Executive Officer,
(DOB 12/18/43)                                           Stormont-Vail
                                                         HealthCare.
-----------------------------------------------------------------------------------------------------------------
Jerry B. Farley              Director       Since 2005   Current:                        30        Westar Energy;
One Security Benefit Place                               President,                                CoreFirst Bank
Topeka, KS 66636-0001                                    Washburn                                     & Trust
(DOB 9/20/46)                                            University.
-----------------------------------------------------------------------------------------------------------------

                                                                                NUMBER OF
                                        TERM OF            PRINCIPAL          PORTFOLIOS IN
                                      OFFICE AND         OCCUPATION(S)            FUND            OTHER
                         POSITION(S)   LENGTH OF          DURING THE             COMPLEX      DIRECTORSHIPS
                          HELD WITH      TIME               PAST 5             OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE     THE FUNDS    SERVED(1)             YEARS              DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE
"INTERESTED PERSONS"(2)
------------------------------------------------------------------------------------------------------------
Richard M. Goldman       Director,    Since 2008   Current: Senior Vice             30       Rydex Series
Six Landmark Square      President,                President,                                Funds (55);
Stamford, CT 06901       and                       Security Benefit                          Rydex ETF
(DOB 3/4/61)             Chairman                  Corporation;                              Trust (23);
                         of the                    Director, First Security                  Rydex Dynamic
                         Board                     Benefit Life                              Funds (8);
                                                   Insurance and Annuity                     Rydex Variable
                                                   Company of                                Trust (57)
                                                   New York; President,
                                                   Security
                                                   Investors, LLC;
                                                   President & Director,
                                                   Security Global
                                                   Investors, LLC; CEO,
                                                   President, & Director,
                                                   Rydex
                                                   Distributors, Inc.;
                                                   President & CEO,
                                                   Rydex Holdings, LLC;
                                                   CEO &
                                                   Director, PADCO
                                                   Advisors, Inc.; CEO
                                                   & Director, PADCO
                                                   Advisors II, Inc.;
                                                   Director, Rydex Fund
                                                   Services, Inc.

                                                   Director, Security
                                                   Distributors, Inc.
                                                   (2007-2009). Managing
                                                   Member, RM
                                                   Goldman Partners, LLC
                                                   (2006-2007).
                                                   President and CEO,
                                                   ForstmannLeff
                                                   (2003-2005).
------------------------------------------------------------------------------------------------------------

(1) Directors serve until the next annual meeting or their successors are duly elected and qualified.)
(2) This director is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.)

                                            TERM OF
                             POSITION(S)  OFFICE AND
                              HELD WITH      TIME           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         THE FUNDS    SERVED(1)        DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------
Mark P. Bronzo               Vice         Since 2008   Current: Portfolio Manager,
One Security Benefit Place   President                 Security Investors, LLC.
Topeka, KS 66636-0001
(DOB 11/1/60)                                          Managing Director and
                                                       Chief Compliance Officer,
                                                       Nationwide Separate Accounts
                                                       LLC. (2003-2008)
----------------------------------------------------------------------------------------
Brenda M. Harwood            Treasurer    Since 1988   Current: Vice President and
One Security Benefit Place   and Chief    (Treasurer)  Chief Compliance Officer,
Topeka, KS 66636-0001        Compliance   Since 2      Security Investors, LLC;
(DOB 11/3/63)                Officer       004 (Chief  Chief Compliance Officer,
                                          Compliance   Security Global Investors, LLC.
                                          Officer)
                                                       Assistant Vice President,
                                                       Security Benefit Life
                                                       Insurance Company
                                                       (2004-2009). Vice President
                                                       & Assistant Treasurer
                                                       (2006-2009) & Director,
                                                       Security Distributors, Inc.
                                                       (2004-2009).
----------------------------------------------------------------------------------------
Amy J. Lee                   Secretary    Since 1987   Current: Secretary, Security
One Security Benefit Place   and Vice     (Secretary)  Investors, LLC; Secretary and
Topeka, KS 66636-0001        President    Since 2007   Chief Compliance Officer,
(DOB 6/5/61)                                    (Vice  Security Distributors, Inc.;
                                          President)   Vice President, Associate
                                                       General Counsel and Assistant
                                                       Secretary, Security Benefit Life
                                                       Insurance Company and Security
                                                       Benefit Corporation; Secretary,
                                                       Security Global Investors, LLC;
                                                       Associate General Counsel, First
                                                       Security Benefit Life Insurance
                                                       and Annuity of New York;
                                                       Secretary, Security Financial
                                                       Resources, Inc.; Vice President
                                                       & Assistant Secretary, Rydex
                                                       Series Funds, Rydex ETF
                                                       Trust, Rydex Dynamic Funds,
                                                       and Rydex Variable Trust;
                                                       Secretary, Rydex Holdings, LLC;
                                                       Vice President and Secretary,
                                                       Rydex Advisory Services, LLC;
                                                       and President and Secretary,
                                                       Advisor Research Center, Inc.

                                                       Director, Brecek & Young
                                                       Advisors, Inc. (2004-2008)
----------------------------------------------------------------------------------------
Mark A. Mitchell             Vice         Since 2003   Current: Portfolio Manager,
One Security Benefit Place   President                 Security Investors, LLC;
Topeka, KS 66636-0001                                  Vice President and Portfolio
(DOB 8/24/64)                                          Manager, Security Benefit
                                                       Life Insurance Company.
----------------------------------------------------------------------------------------
Joseph C. O'Connor           Vice         Since 2008   Current: Portfolio Manager,
One Security Benefit Place   President                 Security Investors, LLC.
Topeka, KS 66636-0001
(DOB 7/15/60)                                          Managing Director,
                                                       Nationwide Separate
                                                       Accounts LLC. (2003-2008)
----------------------------------------------------------------------------------------

                                            TERM OF
                             POSITION(S)  OFFICE AND
                              HELD WITH      TIME          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         THE FUNDS    SERVED(1)       DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------
Daniel W. Portanova          Vice         Since 2008   Current: Portfolio Manager,
One Security Benefit Place   President                 Security Investors, LLC.
Topeka, KS 66636-0001
(DOB 10/2/60)                                          Managing Director,
                                                       Nationwide Separate
                                                       Accounts LLC. (2003-2008)
----------------------------------------------------------------------------------------
James P. Schier              Vice         Since 1998   Current: Senior Portfolio
One Security Benefit Place   President                 Manager, Security
Topeka, KS 66636-0001                                  Investors, LLC; Vice
(DOB 12/28/57)                                         President and Senior
                                                       Portfolio Manager, Security
                                                       Benefit Life Insurance
                                                       Company.
----------------------------------------------------------------------------------------
Christopher D. Swickard      Assistant    Since 1996   Current: Assistant Secretary,
One Security Benefit Place   Secretary                 Security Investors, LLC and
Topeka, KS 66636-0001                                  Security Distributors, Inc.;
(DOB 10/9/65)                                          Second Vice President and
                                                       Assistant General Counsel,
                                                       Security Benefit Life Insurance
                                                       Company and Security
                                                       Benefit Corporation; Assistant
                                                       General Counsel, First Security
                                                       Benefit Life Insurance and
                                                       Annuity Company of New York;
                                                       Assistant Secretary, Security
                                                       Financial Resources, Inc.
----------------------------------------------------------------------------------------
David G. Toussaint           Vice         Since 2005   Current: Portfolio Manager,
One Security Benefit Place   President                 Security Investors, LLC.
Topeka, KS 66636-0001
(DOB 10/10/66)                                         Assistant Vice President
                                                       and Portfolio Manager,
                                                       Security Benefit Life Insurance
                                                       Company. (2005-2009)
----------------------------------------------------------------------------------------

(1) Officers serve until the next annual meeting or their successors are duly elected and qualified.)

COMMITTEES
--------------------------------------------------------------------------------

AUDIT COMMITTEE - The Board of Directors has an Audit Committee, the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Funds. The Audit Committee consists of the following independent directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended December 31, 2009.

CONTRACT RENEWAL COMMITTEE - The Board of Directors has a Contract Renewal Committee, the purpose of which is to meet in advance of the annual contract renewal meeting and review relevant information before voting on whether to renew the Funds' investment advisory agreements. The Committee also considers whether additional information should be requested from management in connection with the annual review of the Funds' advisory agreements. The Contract Renewal Committee consists of the following independent directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Committee met once during the fiscal year ended December 31, 2009.

NOMINATING COMMITTEE - The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected) and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Messrs. Chubb, Farley, Craig, and Oliverius and Ms. Lumpkin. The Nominating Committee held no meetings during the calendar year ended December 31, 2009.

REMUNERATION OF DIRECTORS
--------------------------------------------------------------------------------


     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from all five of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Rydex | SGI Funds") an annual retainer of $32,000 and a fee of $6,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $3,500 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended and $2,500 per any telephone board meeting for which there is an agenda, minutes and a duration of one hour or more. Each Fund pays proportionately its respective share of independent directors' fees, audit committee fees and travel costs based on relative net assets.


     The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended December 31, 2009, and the aggregate compensation paid to each of the independent directors during calendar year 2009 by the Rydex | SGI Funds, are set forth below. Each of the directors is a director of each of the other registered investment companies in the Rydex | SGI Funds, as defined on page 63.

                                         PENSION OR                         TOTAL COMPENSATION
                                         RETIREMENT         ESTIMATED            FROM THE
                                      BENEFITS ACCRUED   ANNUAL BENEFITS       RYDEX | SGI
NAMES OF INDEPENDENT     AGGREGATE       AS PART OF            UPON           FUNDS COMPLEX,
DIRECTORS OF THE FUND  COMPENSATION     FUND EXPENSES       RETIREMENT     INCLUDING THE FUNDS
-----------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.      $5,200             $0                $0               $79,000
-----------------------------------------------------------------------------------------------
Harry W. Craig, Jr.        5,200              0                 0                79,000
-----------------------------------------------------------------------------------------------
Penny A. Lumpkin           5,200              0                 0                79,000
-----------------------------------------------------------------------------------------------
Jerry B. Farley            4,560              0                 0                69,500
-----------------------------------------------------------------------------------------------
Maynard F. Oliverius       5,200              0                 0                79,000
-----------------------------------------------------------------------------------------------

                                        PENSION OR          ESTIMATED       TOTAL COMPENSATION
                                        RETIREMENT            ANNUAL            FROM THE
NAMES OF DIRECTORS                   BENEFITS ACCRUED        BENEFITS          RYDEX | SGI
WHO ARE "INTERESTED     AGGREGATE       AS PART OF             UPON           FUNDS COMPLEX,
PERSONS" OF THE FUND  COMPENSATION     FUND EXPENSES        RETIREMENT     INCLUDING THE FUNDS
-----------------------------------------------------------------------------------------------

Richard M. Goldman        $0                $0                 $0                  $0
-----------------------------------------------------------------------------------------------

PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     As of April 1, 2010, the Funds' officers and directors (as a group) beneficially owned less than 1% of the total outstanding Class A shares of U.S. Intermediate Bond and High Yield Funds and 4.77% of the total outstanding Institutional Class shares of High Yield Fund. None of the Funds' officers or directors owned any Class B or Class C shares of the Funds.

     As indicated in the table below, Security Benefit Corporation's ("SBC") may be deemed to be a control person based on its percentage ownership of High Yield Fund, which may permit SBC to effectively control the outcome of any matters submitted to a vote of shareholders of the Fund. SBC is incorporated under the laws of Kansas. SBC is ultimately controlled by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001, a mutual holding company organized under the laws of Kansas.

     As of April 1, 2010, the following entities owned, of record and beneficially unless otherwise noted, 5% or more of a class of a Fund's outstanding securities:

                                                                                            PERCENTAGE
NAME OF SHAREHOLDER                                       FUND OWNED          CLASS OWNED     OWNED
-------------------------------------------------------------------------------------------------------
UMB Bank N A (of record only)                             High Yield               A            15%
-------------------------------------------------------------------------------------------------------

                                                                                            PERCENTAGE
NAME OF SHAREHOLDER                                        FUND OWNED         CLASS OWNED      OWNED
-------------------------------------------------------------------------------------------------------
1010 Grand Blvd                                      U.S. Intermediate Bond        A            37%
Kansas City, MO 64106
-------------------------------------------------------------------------------------------------------
Security Financial Resources, Inc. (of record only)        High Yield              C             5%
One Security Benefit Place                           --------------------------------------------------
Topeka, KS 66636                                     U.S. Intermediate Bond        C             5%
-------------------------------------------------------------------------------------------------------
Rydex EPT Moderate Fund                              U.S. Intermediate Bond        A             6%
9601 Blackwell Rd, Ste 500
Rockville, MD 20850
-------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc (of record only)             High Yield                    A            25%
101 Montgomery Street
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------
Security Benefit Life Insurance Company              U.S. Intermediate Bond        A             6%
One Security Benefit Place
Topeka, KS 66636
-------------------------------------------------------------------------------------------------------
UMBSC & Co (of record only)                          High Yield              Institutional      23%
PO Box 419260
Kansas City, MO 64141
-------------------------------------------------------------------------------------------------------
MLPF&S Inc (of record only)                          High Yield              Institutional      52%
4800 Deer Lake Drive E
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------
Security Benefit Corporation                         High Yield              Institutional      25%
One Security Benefit Place
Topeka, KS 66636
-------------------------------------------------------------------------------------------------------

DIRECTORS' OWNERSHIP OF SECURITIES
--------------------------------------------------------------------------------

     As of December 31, 2009, the Directors of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below.

                                                                                                 AGGREGATE
                                                                                                DOLLAR RANGE
                                                                                                 OF EQUITY
                                                                                             SECURITIES IN ALL
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                 COMPANIES
                                                                                DOLLAR          OVERSEEN BY
                                                                                RANGE           DIRECTOR IN
                                                                              OF EQUITY          FAMILY OF
NAME OF                                                                       SECURITIES         INVESTMENT
DIRECTOR                                 NAME OF FUND                           INFUND           COMPANIES
---------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.  Security Income Fund, U.S. Intermediate BondSeries   $      1-$10,000     Over $100,00
                      -----------------------------------------------------------------------
                      Security Income Fund, High Yield Series              $              0
---------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin      Security Income Fund, U.S. Intermediate Bond Series  $      1-$10,000  $ 50,001-$100,000
                      -----------------------------------------------------------------------
                      Security Income Fund, High Yield Series              $              0
---------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius  Security Income Fund, U.S. Intermediate Bond Series  $50,001-$100,000     Over $100,000
                      -----------------------------------------------------------------------
                      Security Income Fund, High Yield Series              $50,001-$100,000
---------------------------------------------------------------------------------------------------------------

                                                                                                 AGGREGATE
                                                                                                DOLLAR RANGE
                                                                                                 OF EQUITY
                                                                                             SECURITIES IN ALL
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                 COMPANIES
                                                                                DOLLAR          OVERSEEN BY
                                                                                RANGE           DIRECTOR IN
                                                                              OF EQUITY          FAMILY OF
NAME OF                                                                       SECURITIES         INVESTMENT
DIRECTOR                                 NAME OF FUND                           INFUND           COMPANIES
---------------------------------------------------------------------------------------------------------------
Harry A. Craig        Security Income Fund, U.S. Intermediate Bond Series   $             0     Over $100,000
                      -----------------------------------------------------------------------
                      Security Income Fund, High Yield Series               $             0
---------------------------------------------------------------------------------------------------------------
Jerry B. Farley       Security Income Fund, U.S. Intermediate Bond Series   $             0     Over $100,000
                      -----------------------------------------------------------------------
                      Security Income Fund, High Yield Series               $             0
---------------------------------------------------------------------------------------------------------------

As of December 31, 2009, the following Directors who are "interested persons" of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below.

                                                                                                 AGGREGATE
                                                                                                DOLLAR RANGE
                                                                                                 OF EQUITY
                                                                                             SECURITIES IN ALL
                                                                                                 REGISTERED
                                                                                                 INVESTMENT
                                                                                                 COMPANIES
                                                                                DOLLAR          OVERSEEN BY
                                                                                RANGE           DIRECTOR IN
                                                                              OF EQUITY          FAMILY OF
NAME OF                                                                       SECURITIES         INVESTMENT
DIRECTOR                                 NAME OF FUND                           INFUND           COMPANIES
---------------------------------------------------------------------------------------------------------------
Richard M. Goldman    Security Income Fund, U.S. Intermediate Bond Series    $             0 $ 10,001-$50,000
                      -----------------------------------------------------------------------
                      Security Income Fund, High Yield Series                $             0
---------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

     Investors may purchase shares of the Funds through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Rydex Distributors, Inc. or with the Investment Manager, who serves as the Funds' transfer agent ("authorized financial intermediaries"). The minimum initial investment is $100 with respect to Class A and C shares. The minimum subsequent investment for Class A and C shares is $100 unless made through an Accumulation Plan, which allows for subsequent investments of $20 as described in the prospectus. An application may be obtained from the Investment Manager.

     Effective January 4, 2010, the Funds no longer accept subscriptions for shares from either existing shareholders or from new shareholders in Class B shares, although such shareholders who have chosen to reinvest their Class B shares' dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares ("reinvestment shares") and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived.

     High Yield Fund also offers Institutional Class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Institutional Class shares of High Yield Fund may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund. The minimum initial investment for Institutional Class shares is $2 million. The minimum initial investment amount may be waived for purchases of Institutional Class shares by High Yield Fund.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Investment Manager (as transfer agent) or the Distributor, generally as of the close of the NYSE on that day, plus the sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Investment Manager prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds' Distributor or Investment Manager (as transfer agent), orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day's price. Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.

     The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfers or ACH. The Funds do not accept cash or cash equivalents (such as traveler's checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashiers' checks, and bank checks. The Funds reserve the right to refuse other payment instructions if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.

     The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.

ALTERNATIVE PURCHASE OPTIONS - U.S. Intermediate Bond Fund permits new subscriptions of two classes of shares, Class A and Class C, and High Yield Fund permits new subscriptions of three classes of shares, Class A, Class C, and Institutional Class shares.

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1% in the event of a redemption within one year of the purchase).

     CLASS B SHARES - BACK-END LOAD OPTION. Effective January 4, 2010, Class B shares were no longer open for new subscriptions of shares although such shareholders who have chosen to reinvest their Class B shares' dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares ("reinvestment shares"), and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived. Class B shares are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

     CLASS C SHARES - LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

     INSTITUTIONAL CLASS SHARES. Institutional Class shares of High Yield Fund are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.

CLASS A SHARES - Class A shares are offered at NAV plus an initial sales charge as follows:

                                                         SALES CHARGE
                                       ---------------------------------------------
                                                        PERCENTAGE OF    PERCENTAGE
                                        PERCENTAGE OF     NET AMOUNT    REALLOWABLE
AMOUNT OF PURCHASE AT OFFERING PRICE   OFFERING PRICE      INVESTED      TO DEALERS
------------------------------------------------------------------------------------
Less than $50,000                           4.75%           4.99%          4.00%
------------------------------------------------------------------------------------
50,000 but less than $100,000               3.75            3.90           3.00
------------------------------------------------------------------------------------
100,000 but less than $250,000              2.75            2.83           2.20
------------------------------------------------------------------------------------
250,000 but less than $1,000,000            1.75            1.78           1.40
------------------------------------------------------------------------------------
1,000,000 or more                           None            None        (See below)
------------------------------------------------------------------------------------

     Purchases of Class A shares of these Funds in amounts of $1,000,000 or more are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges." The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows:
1.00% on sales up to $5,000,000, plus 0.50% on sales of $5,000,000 or more up to $10,000,000, and 0.10% on any amount of $10,000,000 or more. The Distributor may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

     As discussed in the prospectus, the Funds have adopted a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes these Funds to pay as compensation an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of each Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund.




CLASS B SHARES - Effective January 4, 2010, Class B shares were no longer open for new subscriptions of shares. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the shareholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

YEAR SINCE PURCHASE  CONTINGENT DEFERRED
  PAYMENT WAS MADE       SALES CHARGE
-----------------------------------------
First                        5%
-----------------------------------------
Second                       4%
-----------------------------------------
Third                        3%
-----------------------------------------
Fourth                       3%
-----------------------------------------
Fifth                        2%
-----------------------------------------
Sixth and Following          0%
-----------------------------------------

     Class B shares (including shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of Class B shareholders.

     The Funds bear some of the costs of selling their Class B shares under a Distribution Plan adopted with respect to their Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class B shares. Amounts paid by the Funds are used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase typically equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. Class B shares are closed to new investors and investments. The Distributor also may use the fees payable under the Class B Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.

CLASS C SHARES - Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.

     The Funds bear some of the costs of selling their Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by the Funds are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.

INSTITUTIONAL CLASS SHARES - Institutional Class shares of High Yield Fund are priced at the NAV next determined after receipt and acceptance of a purchase order by the Fund's transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the High Yield Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. The minimum initial investment is $2 million. Fund shares purchased directly from the Fund are not assessed such additional charges.

     Specific eligibility requirements that apply to prospective investors of High Yield Fund Institutional Class shares include:

     o Employee benefit plan programs that have at least $25 million in plan assets.

     o Broker/dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

     o Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts.

     o    Internal Revenue Code Section 529 college savings plan accounts.

     o Funds of Funds advised by the Investment Manager, Security Global Investors, LLC, Rydex Investments, or their affiliates.

     o    Funds of Funds advised by unaffiliated investment advisers.

     o Institutions or individuals that invest the minimum initial investment amount in the Fund.

     THE FUND RESERVES THE RIGHT TO WAIVE THE MINIMUM INITIAL INVESTMENT AMOUNT OF $2 MILLION OR TO GRANT OTHER INVESTORS ELIGIBILITY TO INVEST IN THE SHARES OF THE FUND AT ITS DISCRETION.

MINIMUM ACCOUNT BALANCE - The Institutional Class shares of High Yield Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

DISTRIBUTION PLANS - The U.S. Intermediate Bond and High Yield Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. Each of these Funds has enacted a distribution plan applicable to its Class A, Class B, and Class C shares. Under these Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Directors regarding the payments made and services provided under the Plans, and the Board will review at least quarterly, the amounts and purpose of any payments made under such Plans. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether a Plan should be continued.

     Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Funds.

     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Mr. Goldman (Director of the Fund) and Ms. Lee (Officer of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.

     Benefits from the Distribution Plan may accrue to the Funds and their shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

     Financial Industry Regulatory Authority ("FINRA") rules limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund's share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     A Distribution Plan may be terminated at any time by vote of directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

RULE 12b-1 PLAN EXPENSES - Effective March 16, 2009, Rydex Distributors, Inc. became a co-distributor of the Funds, and after October 16, 2009, Rydex Distributors, Inc. became the sole distributor of the Funds. A portion of the 2009 payment was made to the Funds' former distributor, Security Distributors, Inc., which is reflected in the table below. For the fiscal year ended December 31, 2009, the following 12b-1 payments were made for each Fund to the Distributor under the Rule 12b-1 Distribution Plans:


                COMPENSATION TO RYDEX DISTRIBUTORS, INC.
-------------------------------------------------------------------------
                                             CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------
U.S. Intermediate Bond Fund                  $ 54,214  $ 34,297  $ 44,634
-------------------------------------------------------------------------
High Yield Fund                                74,171         0    16,894
-------------------------------------------------------------------------
                 COMPENSATION TO SECURITY DISTRIBUTORS, INC.
-------------------------------------------------------------------------
                                             CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------
U.S. Intermediate Bond Fund                  $177,592  $119,517  $149,173
-------------------------------------------------------------------------
High Yield Fund                              $154,959         0  $ 49,959
-------------------------------------------------------------------------


     The 12b-1 Plans are "compensation plans" which means that all amounts generated under the plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the Underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds that adopted the Distribution Plans paid no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Funds to pay for these services and activities.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES - Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more), Class B shares or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a shareholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code (the "Code")) of a shareholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SARSEP or Keogh or any other retirement plan qualified under
Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, or (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B or Class C shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program")

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS - The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other Funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund's Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as FINRA. A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS - The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds' prospectuses, and they do not change the price paid by investors for the purchase of a Fund's shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

     Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

     These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

     As of the date of this Statement of Additional Information, the Distributor and/or Investment Manager has revenue sharing arrangements with the following financial intermediaries:

                                                                                                        PAYMENTS
                                                                                                      DURING LAST
      FINANCIAL INTERMEDIARY                                BASIS OF PAYMENT                          FISCAL YEAR
------------------------------------------------------------------------------------------------------------------
Brecek & Young Advisors, Inc.                                 0.50% of sales                          $      96.84
------------------------------------------------------------------------------------------------------------------
First Security Benefit Life                          0.25% of average daily net assets                $     51,300
Insurance and Annuity
Company of New York(*)
------------------------------------------------------------------------------------------------------------------
Legend Equities Corporation         For calendar year, 0.10% of sales if less than $10 million;       $  32,482.40
                                    0.15% of sales if $10 million or more but less than $30 million;
                                    and 0.25% of sales if $30 million or more; plus 0.05% of
                                    assets
------------------------------------------------------------------------------------------------------------------
Lincoln Investment Planning, Inc.                             0.25% of sales                          $   3,745.13
------------------------------------------------------------------------------------------------------------------
Security Benefit Life                                0.25% of average daily net assets                $  4,961,021
Insurance Company(*)
------------------------------------------------------------------------------------------------------------------
Security Financial                                   0.25% of average daily net assets                $    650,746
Resources, Inc.(*)
------------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                                                                              $ 119,153.00
------------------------------------------------------------------------------------------------------------------

(*) Payments listed are not exclusively for sales of the Funds and include allowances for other products distributed by the Distributor or an affiliate. This entity is also an affiliate of the Investment Manager and Distributor.) (**) The Distributor and/or Investment Manager has revenue sharing arrangements with the following financial intermediaries, which are not noted above because payments to the entities listed below were less than $25 in the last fiscal year: Geneos Wealth Management, NEXT Financial Group, Inc., Pension Planners, and Retirement Plan Advisors.)


     The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the intermediaries indicated above.

     In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

     From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

     The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

     Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

     Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Funds and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PURCHASES AT NET ASSET VALUE - Class A shares of the Funds may be purchased at NAV by (1) directors and officers of the Funds or other mutual funds managed by the Investment Manager or one or more of its affiliates; directors, officers and employees of the Funds' Investment Manager or Distributor and their affiliates; directors, officers and employees of Security Benefit Life Insurance Company; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

     Class A shares of the Funds may be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (ii) a certified financial planner or registered broker/dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Class A shares of the Funds may also be purchased at NAV when the purchase is made by retirement plans that (i) buy shares of the Rydex | SGI Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify they expect to have annual plan purchases of shares of Rydex | SGI Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Rydex | SGI Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

     The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

PURCHASES FOR RETIREMENT PLANS - Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to employer-sponsored retirement plans. Plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of the Funds at NAV under certain circumstances and may purchase Institutional Class shares of High Yield Fund at NAV if the retirement plan or program meets the Institutional Class share eligibility requirements.

     The Distributor may pay commissions (both up-front commissions and asset-based commissions) to dealers in connection with the sale of the Funds' shares to such retirement plans, which commissions differ from those normally paid on the sale of Class A shares.

     Many of the arrangements under which the Funds' shares are made available to such retirement plans permit the dealer to choose among several commission options. However, generally, it is not expected that the amount of up-front commissions to dealers would exceed 5% of the purchase payments made to such retirement plans, and the amount of asset-based commissions would not exceed 1% of the average daily net assets of the amount held under such retirement plans.

     The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

     In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it does receive such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise outlined above, but typically not in excess of 1.25% of the transferred amount.

ACCUMULATION PLAN
--------------------------------------------------------------------------------
     Investors in Class A and C shares of the Funds may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

     Investors may choose to use an Automatic Investment Plan (automatic bank draft) to make their Fund purchases. There is no additional charge for using an Automatic Investment Plan. Withdrawals may occur up to three business days before the date scheduled to purchase Fund shares. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM
--------------------------------------------------------------------------------
     [Not available for Institutional Class shares of High Yield Fund.] A Systematic Withdrawal Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of $25 or more. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the shareholder under the Program. There is no service charge on the Program.

     Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at NAV. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     A shareholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year, and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges." A Systematic Withdrawal form may be obtained from the Funds.

     The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the shareholder by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

     The Investment Manager, Security Investors, LLC, located at 5801 SW 5th Avenue, Topeka, Kansas, 66636-0001 has served as investment adviser to Income Fund since September 14, 1970. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth

Fund and SBL Fund. The Investment Manager is a limited liability company controlled by Security Benefit Corporation ("SBC"). The Investment Manager is an affiliate of Security Benefit Life Insurance Company ("SBL"). SBC is wholly-owned by Security Benefit Mutual Holding Company, which is controlled by SBL policyholders.


     Pursuant to the Investment Advisory Contracts, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the maintenance and compilation of records pertaining to the investment advisory functions.

     The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B and Class C distribution fees) for any fiscal year exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.)

     For services provided to the Funds, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.50% of the average daily closing value of U.S. Intermediate Bond Fund's net assets, and 0.60% of the average daily closing value of the High Yield Fund's net assets, each computed on a daily basis and payable monthly. For the year ended December 31, 2009, total expenses were reduced to 0.95% of the average daily net assets of the Class A shares and 1.70% of the average daily net assets of the Class B and Class C shares of the U.S. Intermediate Bond Fund.

     In addition, the Investment Manager has agreed to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution fees but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, or extraordinary expenses) of the Fund share Classes listed below to the listed percentages of those Funds' average daily net assets.

FUND                             CLASS      EXPENSE CAP
--------------------------------------------------------
                                   A               1.16%
                             ---------------------------
High Yield Fund                    B               1.91%
                             ---------------------------
                                   C               1.91%
                             ---------------------------
                             Institutional         0.91%
--------------------------------------------------------
                                   A               1.00%
                             ---------------------------
U.S. Intermediate Bond Fund        B               1.75%
                             ---------------------------
                                   C               1.75%
--------------------------------------------------------

     Pursuant to these fee waiver/expense reimbursement arrangements, the Investment Manager is entitled to reimbursement by a Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.

     Separate fees are paid by each Fund to the Investment Manager for investment advisory, administrative and transfer agency services.

     The Investment Advisory Contracts are renewable annually by the Funds' Board of Directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the Board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

     Pursuant to Fund Accounting and Administration Agreements with the Funds, as amended, the Investment Manager also acts as the administrative agent for the Funds and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services the Investment Manager receives, on an annual basis, a fee of 0.095% of the average net assets of U.S. Intermediate Bond and High Yield Funds, calculated daily and payable monthly.

     Pursuant to Transfer Agency Agreements with the Funds, as amended, the Investment Manager also acts as the transfer agent for the Funds. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives from each Fund: (1) an annual maintenance fee of $8.00 per account ($6.50 per account with respect to accounts which are Matrix Level III pursuant to the NSCC networking systems and $5 per account with respect to closed accounts that are maintained on the transfer agency system), (2) a transaction fee of $1.10 per shareholder transaction ($0.60 per transaction for Matrix Level III accounts), and (3) a fee to open an account of $4.00 per new account.

     The Funds are also subject to a minimum fee per year of $25,000. In addition, the Funds have agreed to reimburse the Investment Manager for expenses the Investment Manager pays to third-party administrators, broker-dealers, banks, insurance companies or other entities for providing sub-transfer agency services to beneficial shareholders in the Fund.

     Each Fund will pay all of its respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of the Fund's custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B and Class C distribution fees; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.

     During the fiscal years ended December 31, 2009, 2008, and 2007, the Funds paid the following amounts to the Investment Manager for its services:

                                               INVESTMENT
                              INVESTMENT     ADVISORY FEES    ADMINISTRATIVE      TRANSFER
                            ADVISORY FEES    WAIVED BY AND     SERVICE FEES    AGENCY SERVICE
                               PAID TO       REIMBURSEMENT        PAID TO       FEES PAID TO
                              INVESTMENT    FROM INVESTMENT     INVESTMENT       INVESTMENT
FUND                YEAR       MANAGER          MANAGER           MANAGER          MANAGER
----------------------------------------------------------------------------------------------
U.S. Intermediate    2009   $   637,421      $   459,405        $  138,121       $  381,201
Bond Fund          ---------------------------------------------------------------------------
                   2008(1)      238,771          185,745            71,096          218,266
                   ---------------------------------------------------------------------------
                     2007       298,747          144,939            90,020          268,079
----------------------------------------------------------------------------------------------
                     2009       634,224          328,117           126,456          302,346
                   ---------------------------------------------------------------------------
High Yield Fund      2008       399,347          217,711            77,002          176,727
                   ---------------------------------------------------------------------------
                     2007       364,481          104,419            67,165          209,249
----------------------------------------------------------------------------------------------

(1) The amounts of investment advisory fees paid by U.S. Intermediate Bond Fund to the Investment Manager for the periods prior to November 24, 2008 were based on U.S. Intermediate Bond Fund's investment advisory fee of 0.35%. Effective November 24, 2008, the investment advisory fee payable by the U.S. Intermediate Bond Fund to the Investment Manager is 0.50% of average daily net assets.)


CODE OF ETHICS
--------------------------------------------------------------------------------
     The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.

     Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager, access persons will not be permitted to effect transactions in a security if it:
(a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any Rydex | SGI Fund or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of

Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS - Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. The following table identifies, as of December 31, 2009, the number of, and total assets of, other registered investment companies, other pooled investment vehicles and other accounts managed by each Portfolio Manager, and any fund shares owned by the Portfolio Manager.


                                                  REGISTERED
                                                  INVESTMENT
                                                   COMPANIES                      OTHER
                                                  (OTHER THAN                     POOLED
                                                   THE FUND                     INVESTMENT
PORTFOLIO MANAGER(1)       DOLLAR RANGE             LISTED)                      VEHICLES                 OTHER ACCOUNTS
------------------------     OF FUND      --------------------------  ----------------------------  --------------------------
                              SHARES                     TOTAL ASSETS                    TOTAL ASSETS            TOTAL ASSETS
FUND/SERIES                   OWNED          NUMBER     (IN MILLIONS)       NUMBER      (IN MILLIONS)   NUMBER  (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
DANIEL W. PORTANOVA
  U.S. Intermediate Bond       $0              1           $130.6             0              $0           5        $58.6
------------------------------------------------------------------------------------------------------------------------------
DAVID G. TOUSSAINT
  High Yield              Over $100,000        1           $139.1             0              $0          11  $       1.8
------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio Managers listed above do not manage any registered investment company, other pooled investment vehicles, or other accounts with a performance-based advisory fee.)


INFORMATION REGARDING CONFLICTS OF INTEREST AND COMPENSATION OF PORTFOLIO MANAGERS -

     CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same indexes the Fund tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

     ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of his or her position with a Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

     INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both a Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.


     COMPENSATION INFORMATION. The Investment Manager and Security Global Investors, LLC compensate each portfolio manager for his/her management of the Series. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short-term incentive plan and a long-term incentive plan.

     The short-term incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to pre-tax investment performance over the most recent one year period as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

     Certain portfolio managers are also incented through a long-term incentive plan, which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year timeframe based on the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the company's success as determined by management.


     The Investment Manager also has a relocation plan for personnel that include its portfolio managers, which provides the following benefits:

A.   Costs associated with the transportation and storage of household goods;

B. Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);

C.   Temporary living expenses (not to exceed 60 days);

D.   Pre-move travel for associate and spouse to locate new housing;

E. Costs for associate and his or her dependents to travel from the old location to the new residence.

     Reimbursements for expenses that are not tax deductible will be "grossed up" (at the IRS supplemental tax rates) by the Investment Manager to minimize the associate's tax liability. Tax deductible expenses paid by the Investment Manager will not be "grossed up."

PROXY VOTING
--------------------------------------------------------------------------------

     The Board of Directors of each Fund has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings.

THE INVESTMENT MANAGER - The Investment Manager has adopted proxy voting policies and procedures to govern the voting of proxies.

     The Investment Manager's Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable Fund client.

     The Investment Manager has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on a Fund's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Fund. In addition, the manner in which specific proposals are to be voted may differ based on the type of Fund. For example, a specific proposal may be considered on a case-by-case basis for one Fund, while all other Funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

     The Investment Manager has delegated to an independent third party (the "Service Provider") the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Investment Manager of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis), and the Investment Manager then directs the Service Provider how to vote on that particular proposal.

     The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.

     Pursuant to such procedures, the Investment Manager may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if the Investment Manager cannot resolve a conflict of interest, it will seek guidance from the Board of Directors of the relevant Fund.

     Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the Fund's custodian bank. The Investment Manager may be unable to vote or may determine not to vote a proxy on behalf of one or more Funds. For example, the Investment Manager will generally abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the Fund.

     The Funds will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30, no later than August 31 of each year. Once filed, the Form will be available without charge: (1) from the Fund, upon request by calling 1-800-888-2461, and (2) on the SEC's website at www.sec.gov.

DISTRIBUTOR
--------------------------------------------------------------------------------

     Rydex Distributors, Inc., (the "Distributor"), 9601 Blackwell Road, Ste 500, Rockville, MD 20850, a Maryland corporation serves as the principal underwriter for shares of Security Income Fund pursuant to a Distribution Agreement with the Fund. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Fund on a continuous basis. The Distributor also acts as principal underwriter for Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust and as co-underwriter for SBL Fund.

     The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor at its discretion may increase the discount for specific periods.
     The Distributor does not receive any compensation from High Yield Fund for the distribution of Institutional Class shares.

     Effective March 16, 2009, Rydex Distributors, Inc. became a co-distributor of the Funds, and after October 16, 2009, Rydex Distributors, Inc. became the sole distributor of the Funds. A portion of the 2009 payment was made to the Funds' former distributor, Security Distributors, Inc., which is reflected in the table below. Rydex Distributors, Inc. did not receive any commissions during the fiscal years ended December 31, 2008 or 2007.


                                 2009
GROSS UNDERWRITING COMMISSIONS
---------------------------------------
U.S. Intermediate Bond          $ 5,921
---------------------------------------
High Yield                        5,654
---------------------------------------
NET UNDERWRITING COMMISSIONS
---------------------------------------
U.S. Intermediate Bond           10,681
---------------------------------------
High Yield                        7,693
---------------------------------------

COMPENSATION ON REDEMPTION
---------------------------------
U.S. Intermediate Bond      3,015
---------------------------------
High Yield Fund             6,230
---------------------------------

     For the fiscal years ended December 31, 2009, December 31, 2008, and December 31, 2007, the Funds' former distributor, Security Distributors, Inc.,
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the table below.

                                 2009     2008     2007
---------------------------------------------------------
GROSS UNDERWRITING COMMISSIONS
---------------------------------------------------------
U.S. Intermediate Bond          $76,052  $36,091  $56,869
---------------------------------------------------------
High Yield                       42,836   35,416   30,868
---------------------------------------------------------
NET UNDERWRITING COMMISSIONS
---------------------------------------------------------
U.S. Intermediate Bond           61,681   17,891   25,421
---------------------------------------------------------
High Yield                       83,778   30,094    4,891
---------------------------------------------------------
COMPENSATION ON REDEMPTION
---------------------------------------------------------
U.S. Intermediate Bond           15,243   12,864   17,387
---------------------------------------------------------
High Yield Fund                  20,227    7,574    4,070
---------------------------------------------------------


     The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.

     Each Fund's Distribution Agreement is renewable annually either by the Funds' Board of Directors or by a vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE
--------------------------------------------------------------------------------

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each Fund. In reaching a judgment relative to the qualifications of a broker/dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which may include such things as the broker's willingness to commit capital and whether the brokers' representatives are accommodating), and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis-that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

     In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager, the Investment Manager will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager may be produced by parties other than the broker effecting the portfolio transaction.

     If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.

     In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment Manager who may or may not also provide investment information and research services.

     The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not obtain investment information or research services in connection with such principal transactions. The Investment Manager, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition SBL, an affiliate of the Investment Manager, may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that this procedure generally contributes to better overall execution of the Funds' portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings ("IPO"). The Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

     The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:

                                                                                                  FUND TRANSACTIONS
                                                           FUND BROKERAGE                            DIRECTED TO
                                                        COMMISSIONS PAID TO                   AND COMMISSIONS PAID TO
                                                       SECURITY DISTRIBUTORS,                 BROKER/DEALERS WHO ALSO
                                                           INC. AND RYDEX                            PERFORMED
                                      FUND TOTAL         DISTRIBUTORS, INC.,                          SERVICES
                                       BROKERAGE             THE FORMER          ------------------------------------------------
FUND                         YEAR  COMMISSIONS PAID   AND CURRENT UNDERWRITERS         TRANSACTIONS        BROKERAGE COMMISSIONS
---------------------------------------------------------------------------------------------------------------------------------
                             2009       $   0                   $0                         $0                      $0
                             ----------------------------------------------------------------------------------------------------
U.S. Intermediate Bond Fund  2008       2,435                    0                          0                       0
                             ----------------------------------------------------------------------------------------------------
                             2007       7,144                    0                          0                       0
---------------------------------------------------------------------------------------------------------------------------------
                             2009         773                    0                          0                       0
                             ----------------------------------------------------------------------------------------------------
High Yield Fund              2008         200                    0                          0                       0
                             ----------------------------------------------------------------------------------------------------
                             2007         188                    0                          0                       0
---------------------------------------------------------------------------------------------------------------------------------


HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     The per share NAV of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the number of shares outstanding. The public offering price for each Fund is its NAV per share plus, in the case of Class A shares, the applicable sales charge. The NAV and offering price are computed once daily as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the Exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The offering price determined at the close of business on the NYSE on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received and accepted by the dealer prior to such close of business and transmitted to the Distributor or Investment Manager prior to the close of their business day (normally 4:00 p.m. Eastern Standard Time unless the NYSE closes early). In addition, pursuant to contractual arrangements with the Funds' Distributor or Investment Manager (as transfer agent), orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day's price.

     Orders received and accepted by the dealer or other financial intermediary after the close of business of the NYSE or on a day when the NYSE is closed will be filled on the basis of the offering price determined as of the close of business of the NYSE on the next day on which the NYSE is open. It is the responsibility of the dealer to promptly transmit orders to the Funds and to conform to the policies set forth above.

     In determining NAV, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. Fund securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ official Closing Price, which may not necessarily represent the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by U.S. Intermediate Bond and High Yield Funds, except as otherwise provided herein, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors.

     As discussed in the Funds' Prospectus and this Statement of Additional Information, the loans (including Senior Loans) in which High Yield Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

     Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, such loan is fair valued. In fair valuing, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these Senior Loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit quality and cash flow of issuer; information as to any transactions in or offers for the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the market's assessment of the borrower's management; prospects for the borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry; borrower's ability to access additional liquidity through public and/or private markets; and other relevant factors. The Security Income Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for High Yield Fund.

     The Funds may use the amortized cost valuation technique for high quality securities with maturities of 60 days or less. Securities valued by the amortized cost valuation technique does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Funds would receive if it sold the instrument.

     During periods of declining interest rates, the daily yield on shares of the Funds computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Funds resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Funds would receive less investment income. The converse would apply in a period of rising interest rates.

     In addition, the Funds may use a similar procedure for such securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     Shareholder may turn in their shares directly to the Investment Manager for redemption at NAV (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.) The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds.

     Shares will be redeemed on request of the shareholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $25,000 or less ($100,000 or less for Institutional Class shares), requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Investment Manager.

     The Articles of Incorporation of Security Income Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

     The amount due on redemption will be the NAV of the shares next computed after the redemption request in proper order is received by a Fund or its agent, less any applicable deferred sales charge, and any applicable redemption charge. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment Manager if wire transfer is requested, including name and address of the bank and the shareholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the shareholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $20, which will be deducted from the redemption proceeds. Redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

     When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge and/or redemption charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. When a redemption request is received in good order, the redemption proceeds are deposited into a redemption account established by the Distributor, and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor may cause payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Investment Manager (as transfer agent) have been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Purchases for Retirement Plans")

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

     The Funds intend to pay redemption proceeds in cash. However, under unusual conditions that make payment in cash unwise (and for the protection of the remaining shareholders of the Funds), the Funds reserve the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

TELEPHONE REDEMPTIONS - A shareholder may redeem uncertificated shares in amounts up to $25,000 by telephone request, provided the shareholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, on weekdays (except holidays) between 8:00 a.m. and 7:00 p.m. Eastern Standard Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Standard Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A shareholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying himself as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under "How to Redeem Shares."

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

     Shareholders of the Funds may exchange their shares for the same class of shares of another of the Funds or for the shares of certain other mutual funds, including Rydex | SGI Funds, or as described below. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

     Class A, Class B, Class C and Institutional Class shares of the Funds may be exchanged for Class A, Class B, Class C and Institutional Class shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional Class shares may exchange their shares for Class A shares of Rydex | SGI Funds distributed by the Funds' Distributor, as defined on page 63. The Class A shares will be subject to all of the Class A Share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A, Class B or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.

     Exchanges are made promptly upon receipt of a properly executed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares")

     The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds upon notice to shareholders, this privilege may be changed or discontinued at any time.

     Before exchanging your shares for shares of another mutual fund in the Rydex | SGI Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

EXCHANGE BY TELEPHONE - To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or an Electronic Exchange Authorization form, which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Standard Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

     The telephone exchange privilege is only permitted between accounts with identical registrations. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Rydex | SGI Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     It is each Fund's policy to pay dividends from net investment income monthly and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares of High Yield Fund bear no distribution expenses, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder's bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.

     The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Funds are taxable as ordinary income whether received in cash or reinvested in additional shares.

TAX CONSIDERATIONS - The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year.

     The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year: (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and
(iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the relevant Fund designates the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are taxable as ordinary income.

     The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

     Current tax law (which is scheduled to expire after 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The aggregate amount designated as qualified dividend income by a Fund cannot exceed the aggregate amount of dividend received by such Fund from domestic corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).


     Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands and will be taxable to shareholders as long-term capital gains or losses if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as short-term capital gains. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

BACK-UP WITHHOLDING - Each Fund generally will be required to withhold federal income tax at a rate of 28% (currently scheduled to increase to 31% after 2010) ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder's correct taxpayer identification number or social security number;
(2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

PASSIVE FOREIGN INVESTMENT COMPANIES - The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

     Although not required to do so, it is likely that the Funds will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds' unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS - Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the Internal Revenue Service.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     Under current tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed as the rate of tax applicable to ordinary income.

MARKET DISCOUNT - If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount." The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.

ORIGINAL ISSUE DISCOUNT - Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES - These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

REITS - The High Yield Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

     REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on "qualifying dividends." Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain. The High Yield Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund's distributions may also be designated as a return of capital.


     REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the High Yield Fund to extend the deadline for issuance of Forms 1099-DIV beyond February 15.


FOREIGN TAXATION - Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.


     The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.


     Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

FOREIGN CURRENCY TRANSACTIONS - Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN SHAREHOLDERS - Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


     Certain dividends designated as interest related dividends or short-term capital gains dividends are exempt from withholding tax if paid to foreign shareholders with respect to a regulated investment company's tax year beginning prior to December 31, 2009. These withholding exemptions are scheduled to expire for tax years beginning after December 31, 2009. Congress is considering the extension of the exemption from withholding for properly designated interest and short-term capital gains for one year, but there can be no assurance that the provision will be extended.


     The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.

OTHER TAXES - The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION
--------------------------------------------------------------------------------

     The Articles of Incorporation of Security Income Fund provides for the issuance of shares of common stock in one or more classes or series.

     Security Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in two series, U.S. Intermediate Bond Fund and High Yield Fund. The shares of each Series of Security Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     U.S. Intermediate Bond Fund currently has outstanding three classes of shares, and High Yield Fund currently has outstanding four classes of shares. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of each Fund will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of Security Income Fund vote together with each share having one vote. On other matters affecting a particular Fund, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal, except as otherwise required by law.

     The Funds do not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT
--------------------------------------------------------------------------------
     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of U.S. Intermediate Bond Fund and High Yield Fund.

     Security Investors, LLC, the Investment Manager, acts as the transfer and dividend-paying agent for each of the Funds.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     The firm of Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606 has been selected by the Funds' Board of Directors to serve as the Funds' independent registered public accounting firm and, as such, will perform the annual audit of each Fund's financial statements.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The financial statements of the Funds, which are contained in the Funds' December 31, 2009 Annual Report, are incorporated herein by reference. A copy of the Annual Report is provided to every person requesting the Statement of Additional Information.

RYDEX | SGI FUNDS, for disclosure purposes in this statement of additional information, include - Series of Security Equity Fund: Rydex | SGI Large Cap Core Fund, Rydex | SGI All Cap Value Fund, Rydex | SGI Alpha Opportunity Fund, Rydex | SGI Global Fund, Rydex | SGI Global Institutional Fund, Rydex | SGI Mid Cap Value Fund, Rydex | SGI Mid Cap Value Institutional Fund, Rydex | SGI Small Cap Growth Fund, Rydex | SGI Small Cap Value Fund, Rydex | SGI Large Cap Concentrated Growth Fund; Series of Security Large Cap Value Fund: Rydex | SGI Large Cap Value Fund and Rydex | SGI Large Cap Value Institutional Fund; Security Mid Cap Growth Fund (aka "Rydex | SGI Mid Cap Growth Fund"); Series of Security Income Fund: Rydex | SGI High Yield Fund and Rydex | SGI U.S. Intermediate Bond Fund.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC. -

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION -

     AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. The rating C is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                              SECURITY INCOME FUND
                            PART C. OTHER INFORMATION


Item 28. Exhibits

(a)  Articles of Incorporation - Filed herewith

(b)  By-laws(3)

(c) Specimen copy of share certificate for Registrant's shares of capital stock(2)

(d)  Investment Advisory Contract(5)

(e)  (1)  Distribution Agreement with Rydex Distributors, Inc. - Filed herewith

     (2)  Form of Underwriter-Dealer Agreement(6)

     (3)  Form of Underwriter-Dealer Agreement (9)

     (4)  Amendment to Form of Underwriter-Dealer Agreement - Filed herewith

(f)  Not applicable

(g)  Custodian Agreement - UMB Bank, n.a.(6)

(h)  (1)  Fund Accounting and Administration Agreement(1)

     (2)  Transfer Agency Agreement(4)

     (3)  Expense Limitation/Fee Waiver Agreement(7)

(i)  Legal Opinion - Filed herewith

(j)  Consent of Independent Registered Public Accounting Firm - Filed herewith

(k)  Not applicable

(l)  Not applicable

(m)  (1)  Class A Distribution Plan(8)

     (2)  Class B Distribution Plan(8)

     (3)  Class C Distribution Plan(8)

     (4)  Shareholder Service Agreement(7)

(n)  Multiple Class Plan(7)

(o)  Reserved

(p) Code of Ethics - Security Income Fund, Security Investors, LLC, and Rydex Distributors, Inc.(7)

(q)  Powers of Attorneys(6)

(1) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment to Registration Statement No. 85 (filed April 28, 2006).

(2) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment to Registration Statement No. 67 (filed May 1, 2000).

(3) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment to Registration Statement No. 87 (filed February 28, 2008).

(4) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment to Registration Statement No. 88 (filed April 30, 2008).

(5) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment to Registration Statement No. 90 (filed October 20, 2008).

(6) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment to Registration Statement No. 112 (filed November 13, 2009).

(7) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment to Registration Statement No. 113 (filed January 29, 2010).

(8) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment to Registration Statement No. 92 (filed February 12, 2010).

(9) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 70 to Registration Statement No. 2-38414 (filed April 12, 2001).

Item 29. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

Item 30. Indemnification.

A policy of insurance covering Security Investors, LLC, its affiliate Rydex Distributors, Inc., and all of the registered investment companies advised by Security Investors, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:

30. Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorney's fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

     No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

     In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

     "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

     A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

     B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business or Other Connections of Investment Adviser

The Investment Advisor, Security Investors, LLC ("Security Investors"), is engaged in the provision of investment advisory and management services to mutual funds and private accounts. Information as to the managing director and officers of Security Investors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth below.

--------------------------------------------------------------------------------
                                    Other Business, Profession, Vocation or
                                    Employment of Substantial Nature
Name of Member/Director/Officer     Within Last Two Fiscal Years
--------------------------------------------------------------------------------
Richard Goldman                     Current:
President                           Senior Vice President, Security Benefit
                                    Corporation; President, Chairman, and
                                    Director, SBL Fund, Security Equity Fund,
                                    Security Large Cap Value Fund, Security Mid
                                    Cap Growth Fund, and Security Income Fund
                                    One Security Benefit Place
                                    Topeka, KS 66636

                                    Director, First Security Benefit Life
                                    Insurance and Annuity Company of New York
                                    800 Westchester Avenue, Suite 641 N.
                                    Rye Brook, NY 10573

                                    President, Security Global Investors, LLC
                                    801 Montgomery Street, 2nd Floor
                                    San Francisco, CA 94133

                                    Director, Rydex Fund Services, Inc.;
                                    President & CEO, Rydex Holdings, LLC; CEO
                                    & Director; PADCO Advisors, Inc. & PADCO
                                    Advisors II, Inc.; Director, CEO, and
                                    President, Rydex Distributors Inc.;
                                    President & Trustee, Rydex Series Funds,
                                    Rydex ETF Trust, Rydex Dynamic Funds, and
                                    Rydex Variable Trust; President, Rydex
                                    Advisory Services, LLC
                                    9601 Blackwell Rd, Ste 500
                                    Rockville, MD 20850

                                    Historical:
                                    Director, Security Distributors, Inc.
                                    One Security Benefit Place
                                    Topeka, KS 66636-0001
                                    (July 2007-October 2009)

Brenda Harwood                      Current:
Vice President and Chief Compliance Chief Compliance Officer and Treasurer,
Officer                             Security Equity Fund, Security Large Cap
                                    Value Fund, Security Mid Cap Growth Fund,
                                    Security Income Fund, and SBL Fund
                                    One Security Benefit Place
                                    Topeka, KS 66636

                                    Chief Compliance Officer, Security Global
                                    Investors, LLC
                                    800 Montgomery Street, 2nd Floor
                                    San Francisco, CA 94133

                                    Historical:
                                    Vice President, Assistant Treasurer and
                                    Director, Security Distributors, Inc.
                                    One Security Benefit Place
                                    Topeka, KS 66636
                                    (ended October 2009)

                                    Assistant Vice President, Security Benefit
                                    Life Insurance Company
                                    One Security Benefit Place
                                    Topeka, KS 66636
                                    (ended September 2009)

Christopher Phalen                  Current:
Vice                                President Vice President, Security Benefit
                                    Corporation, Security Benefit Life Insurance
                                    Company, Security Equity Fund, Security
                                    Large Cap Value Fund, Security Mid Cap
                                    Growth Fund, Security Income Fund, and SBL
                                    Fund
                                    One Security Benefit Place
                                    Topeka, KS 66636

                                    Chief Investment Officer, First Security
                                    Benefit Life Insurance and Annuity Company of New York
                                    800 Westchester Avenue, Suite 641 N.
                                    Rye Brook, NY 10573

                                    Vice President, Security Global
                                    Investors, LLC
                                    800 Montgomery Street, 2nd Floor
                                    San Francisco, CA 94133

                                    Vice President, PADCO Advisors II, Inc.,
                                    Rydex Advisory Services, LLC, Rydex
                                    Fund Services, Inc., and Rydex Specialized
                                    Products, LLC
                                    9601 Blackwell Road, Ste 500
                                    Rockville, MD 20850

John Frye                           Current:
Treasurer                           Senior Vice President, Chief Financial
                                    Officer, and Treasurer, Security Benefit
                                    Mutual Holding Company and Security Benefit
                                    Corporation; Director, Senior Vice
                                    President, Chief Financial Officer, and
                                    Treasurer, Security Benefit Life Insurance
                                    Company; Treasurer, Security Financial
                                    Resources, Inc., Security Benefit Academy,
                                    Inc., and Security Benefit Clinic & Hospital
                                    One Security Benefit Place
                                    Topeka, KS 66636

                                    Director, Vice President, Chief Financial
                                    Officer, and Treasurer, First Security
                                    Benefit Life Insurance and Annuity Company of New York
                                    800 Westchester Avenue, Suite 641 N.
                                    Rye Brook, NY 10573

                                    Treasurer, Security Global Investors, LLC
                                    801 Montgomery Street, 2nd Floor
                                    San Francisco, CA 94133

                                    Treasurer, Rydex Holdings, LLC, PADCO
                                    Advisors, Inc., PADCO Advisors II, Inc.,
                                    Rydex Specialized Products, LLC, Rydex Fund
                                    Services, Inc., Advisor Research Center,
                                    Inc., and Rydex Advisory Services, LLC
                                    9601 Blackwell Road, Ste 500
                                    Rockville, MD 20850

Lisa Young                          Current:
Assistant Treasurer                 Assistant Treasurer, Security Benefit Life
                                    Insurance Company, Security Financial
                                    Resources, Inc. , Security Benefit Academy,
                                    Inc., and Security Benefit Clinic & Hospital
                                    One Security Benefit Place
                                    Topeka, KS 66636

                                    Assistant Treasurer, Security Global
                                    Investors, LLC
                                    801 Montgomery Street, 2nd Floor
                                    San Francisco, CA 94133

                                    Assistant Treasurer, Rydex Holdings, LLC,
                                    PADCO Advisors, Inc. PADCO Advisors II,
                                    Inc., Rydex Advisory Services, LLC, Rydex
                                    Specialized Products, LLC; Rydex Fund
                                    Services, Inc., and Advisor Research Center,
                                    Inc.
                                    9601 Blackwell Road, Ste 500
                                    Rockville, MD 20850

Amy Lee                             Current:
Secretary                           Secretary and Chief Compliance Officer,
                                    Security Distributors, Inc.; Vice President,
                                    Associate General Counsel and Assistant
                                    Secretary, Security Benefit Life Insurance
                                    Company & Security Benefit Corporation;
                                    Secretary, Security Financial Resources,
                                    Inc.; Vice President and Secretary, Security
                                    Equity Fund, Security Large Cap Value Fund,
                                    Security Mid Cap Growth Fund, Security
                                    Income Fund, and SBL Fund; Assistant
                                    Secretary, Security Benefit Clinic &
                                    Hospital
                                    One Security Benefit Place
                                    Topeka, KS 66636

                                    Secretary, Security Global Investors, LLC
                                    800 Montgomery Street, 2nd Floor
                                    San Francisco, CA 94133

                                    Associate General Counsel, First Security
                                    Benefit Life Insurance and Annuity Company of New York
                                    800 Westchester Avenue, Suite 641 N.
                                    Rye Brook, NY 10573

                                    Secretary, Rydex Distributors, Inc. and
                                    Rydex Holdings, LLC; Vice President &
                                    Assistant Secretary, Rydex Series Funds,
                                    Rydex ETF Trust, Rydex Dynamic Funds, and
                                    Rydex Variable Trust; Vice President and
                                    Secretary, Rydex Advisory Services, LLC;
                                    President and Secretary, Advisor Research
                                    Center, Inc.
                                    9601 Blackwell Rd, Ste 500
                                    Rockville, MD 20850

                                    Historical:
                                    Director, Brecek & Young Advisors, Inc.
                                    One Security Benefit Place
                                    Topeka, KS 66636
                                    (August 2004-October 2008)

Christopher Swickard                Current:
Assistant Secretary                 Second Vice President and Assistant General
                                    Counsel, Security Benefit Corporation and
                                    Security Benefit Life Insurance Company;
                                    Assistant Secretary, Security Distributors,
                                    Inc., Security Financial Resources, Inc.,
                                    Security Equity Fund, Security Large Cap
                                    Value Fund, Security Mid Cap Growth Fund,
                                    Security Income Fund, and SBL Fund; Director
                                    & Secretary, Security Benefit Academy, Inc.
                                    One Security Benefit Place
                                    Topeka, KS 66636

                                    Assistant General Counsel, First Security
                                    Benefit Life Insurance and Annuity Company of New York
                                    800 Westchester Avenue, Suite 641 N.
                                    Rye Brook, NY 10573

Francois Coeytaux                   None
Associate Chief Compliance Officer


Item 32. Principal Underwriters

(a) Rydex Distributors, Inc. serves as the principal underwriter for the Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust and Rydex Variable Trust. Rydex Distributors, Inc. also serves as co-distributor to SBL Fund.

(b) The following information is furnished with respect to the directors and officers of Rydex Distributors, Inc.

                      (1)                               (2)                               (3)
                Name and Principal             Position and Offices             Position and Offices
                 Business Address                 with Underwriter                 with Registrant
           Richard M. Goldman                 President, CEO & Director         President, Chairman, &
           Six Landmark Square                                                  Director
           Stamford, CT 06901

           Richard Martinez                   Treasurer & FinOP                 None
           One Security Benefit Place
           Topeka, KS 66636

           Amy J. Lee                         Secretary                         Vice President & Secretary
           One Security Benefit Place
           Topeka, KS 66636

           Elisabeth A. Miller                Chief Compliance Officer          None
           9601 Blackwell Rd, Ste 500
           Rockville, MD 20850

           Keith A. Fletcher                  Vice President & Director         None
           152 Madison Ave, Ste 906
           New York, NY 10016

           Kevin M. McGovern                  Vice President                    None
           9601 Blackwell Rd, Ste 500
           Rockville, MD 20850

           Joanna M. Catalucci                Director                          None
           9601 Blackwell Rd, Ste 500
           Rockville, MD 20850

           Marc C. Zeitoun                    Director                          None
           152 Madison Ave, Ste 906
           New York, NY 10016

(c) Not applicable.

Item 33. Location of Accounts and Records.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001 and Four Corners Capital Management, LLC, 515 S. Flower Street, Suite 4310, Los Angeles, California 90071. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("1933 Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement under rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 93 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka and State of Kansas on the 30th day of April 2010.

SECURITY INCOME FUND
(the Registrant)

                                       By: RICHARD M. GOLDMAN
                                           -------------------------------------
                                           Richard M. Goldman, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 30th day of April 2010.

Jerry B. Farley                                   SECURITY INCOME FUND
Director

Donald A. Chubb, Jr.                   By: BRENDA M. HARWOOD
Director                                   -------------------------------------
                                           Brenda M. Harwood, as
Harry W. Craig, Jr.                        Attorney-In-Fact for the Officers
Director                                   and Directors Whose Names Appear
                                           Opposite
Penny A. Lumpkin
Director                               By: BRENDA M. HARWOOD
                                           -------------------------------------
Maynard F. Oliverius                       Brenda M. Harwood, Treasurer
Director                                   (principal financial officer and
                                           principal accounting officer)

                                       By: RICHARD M. GOLDMAN
                                           -------------------------------------
                                           Richard M. Goldman, President,
                                           Director and Chairman of the Board

                                                       Exhibits

(a)    Articles of Incorporation

(e)(1) Distribution Agreement with Rydex Distributors, Inc.

(e)(4) Amendment to Form of Underwriter-Dealer Agreement

(i)    Legal Opinion

(j)    Consent of Independent Registered Public Accounting Firm